SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

NOVABAY PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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 NOVABAY PHARMACEUTICALS, INC.

2000 Powell Street, Suite 1150

Emeryville, California 94608

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Date:	Time:	Place:
June 2, 2017	9:00 a.m. PST	Virtual meeting; please visit
www.meetingcenter.io/262222240

To the Stockholders of NovaBay Pharmaceuticals, Inc.:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of NovaBay Pharmaceuticals, Inc., a Delaware corporation. The Annual Meeting will be held on Friday, June 2, 2017, at 9:00 a.m. Pacific Time. This year’s Annual Meeting will be a virtual meeting of stockholders. Registered holders, and beneficial stockholders who register for the meeting in advance, will be able to participate in the meeting, vote, and submit questions during the meeting via live webcast by visiting www.meetingcenter.io/262222240. If you are a registered holder, a secure control number that will allow you to attend the meeting electronically can be found on your proxy card and on the Notice of Internet Availability of Proxy Materials. If you hold your shares in the name of a bank, broker or other holder of record, you may either: (i) vote in advance of the meeting by contacting your broker and attend the virtual meeting as a guest; or (ii) register to attend the virtual meeting as a stockholder in advance (allowing you to both vote and ask questions during the meeting) by following the instructions in the Proxy Statement and at www.investorvote.com/NBY.

The Annual Meeting will be held for the purposes of the following:

1.

To elect the three (3) Class I directors nominated by our Board of Directors to hold office for a term of three (3) years and until their respective successors are elected and qualified. The nominees for election are Todd Zavodnick, Mark M. Sieczkarek and Mijia (Bob) Wu.

2.

To ratify NovaBay’s amendment to the 2007 Omnibus Incentive Plan (the “2007 Plan”) as previously approved by stockholders at the Company’s adjourned and reconvened 2016 Annual Meeting, which increased the number of shares reserved for issuance under the 2007 Plan by 1,124,836 shares.

3.	To approve the NovaBay Pharmaceuticals, Inc. 2017 Omnibus Incentive Plan.

4.	To ratify the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

5.	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The record date for the Annual Meeting is April 17, 2017. Only stockholders of record at the close of business on that date are entitled to notice of, and may vote at, the virtual Annual Meeting or any adjournment or postponement thereof. This Notice of Annual meeting, the Proxy Statement, and voting instructions are being distributed and made available on or about April 21, 2017.

We are pleased to utilize the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials to stockholders over the Internet. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of the Proxy Statement and our 2016 Annual Report. Stockholders will receive a paper copy of the proxy materials by mail if they have not previously requested delivery of proxy materials electronically. Employing an electronic distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

A list of stockholders entitled to vote at the Annual Meeting will be available at NovaBay Pharmaceuticals, Inc., 2000 Powell Street, Suite 1150, Emeryville, California 94608, for a period of ten (10) days prior to the Annual Meeting. If you want to inspect the stockholder list, please contact our Corporate Secretary at (510) 899-8800. The stockholder list will also be available during the virtual Annual Meeting through the following secure link www.meetingcenter.io/262222240. If you are a registered stockholder, or beneficial stockholder who registered for the meeting in advance, a secure control number included on your proxy card or Notice of Internet Availability of Proxy Materials will allow you to view this list.

Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on Friday, June 2, 2017.

The Proxy Statement and Annual Report to security holders are available at www.edocumentview.com/NBY (for all stockholders).

April 21, 2017	By Order of the Board of Directors,

/s/ Mark M. Sieczkarek
Mark M. Sieczkarek Chairman of the Board

        You are cordially invited to attend, via live webcast, the virtual Annual Meeting. Your vote is important. We encourage you to promptly vote your shares either by telephone, over the Internet or by completing, signing, dating and returning your proxy card, which contains instructions on how you would like your shares to be voted. Please submit your proxy regardless of whether you will attend the Annual Meeting. This will help us ensure that your shares are represented at the Annual Meeting. For those who receive proxy materials by mail, a return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Signing your proxy will not prevent you from voting electronically should you be able to attend the virtual Annual Meeting, but will assure that your vote is counted, if for any reason, you are unable to attend. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please note, however, that if your shares are held of record by a broker, bank or other nominee, you may either (i) vote in advance of the meeting by contacting your broker and attend the virtual meeting as a guest; or (ii) register to attend the virtual meeting as a stockholder in advance (allowing you to both vote and ask questions during the meeting) by following the instructions in the Proxy Statement and at www.investorvote.com/NBY.

TABLE OF CONTENTS

Page
PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS	1
Purpose of Meeting	1
Availability Notice	1
Attendance at the Annual Meeting	1
Voting; Quorum	2
Required Votes	2
Effect of Not Voting	3
Voting Methods	3
Revoking Proxies	4
Solicitation	4
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING	5
PROPOSAL ONE: ELECTION OF DIRECTORS	5
Current Directors and Nominees	6
Director Nominees	6
Recommendation of Our Board	6
Class I Director Nominees – Terms Expiring at the 2017 Annual Meeting	6
Directors with Continuing Terms	7
Class II Directors – Terms Expiring at the 2018 Annual Meeting	7
Class III Directors – Terms Expiring at the 2019 Annual Meeting	8
Family Relationships	9
CORPORATE GOVERNANCE	9
Code of Ethics and Business Conduct	9
Director Independence	9
Board Committees and Meetings	9
Other Board Matters	14
Stockholder Communications to the Board	15
PROPOSAL TWO: RATIFICATION OF THE 2016 AMENDMENT TO THE NOVABAY PHARMACEUTICALS, INC. 2007 OMNIBUS INCENTIVE PLAN, INCREASING THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN BY 1,124,836 SHARES	16
History and Background	16
Amendment Language	17
Summary of the 2007 Plan	17
Certain Federal Income Tax Consequences	20
Award Issuances under the 2007 Plan from the Reconvened 2016 Annual Meeting to the Expiration of the 2007 Plan	22
Stockholder Approval	23
Recommendation of Our Board	23
PROPOSAL THREE: APPROVAL OF THE NOVABAY PHARMACEUTICALS, INC. 2017 OMNIBUS INCENTIVE PLAN	24
Summary of the 2017 Plan	24
Certain Federal Income Tax Consequences	27
Recommendation of Our Board	29
PROPOSAL FOUR: ADVISORY, NON-BINDING VOTE TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
Fees Paid to Independent Registered Public Accounting Firm	30
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services	30
Recommendation of Our Board	30
AUDIT COMMITTEE REPORT	31
EXECUTIVE COMPENSATION AND OTHER INFORMATION	32
Executive Officers	32
Summary Compensation Table	33
2016 Performance Incentives	34
2015 Performance Incentives	34
Outstanding Equity Awards at Fiscal Year End	34

i

Employment-Related Agreements and Potential Payments Upon Termination or Change in Control – Mark Sieczkarek, Thomas Paulson and Justin Hall	35
Director Compensation	38
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	40
EQUITY COMPENSATION PLAN INFORMATION	42
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	42
January 2016 Bridge Loan (Paid Off as of August 2016)	42
February 2016 Offering	43
April 2016 Offering	43
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	44
ANNUAL REPORT	45
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS OR NOMINATIONS	45
Due Date For Stockholder Proposals and Nominations For Next Year’s Annual Meeting	45
HOUSEHOLDING OF PROXY MATERIALS	45
OTHER BUSINESS	46
ANNEX A (2007 PLAN)	A-1
ANNEX B (2017 PLAN)	B-1

ii

NOVABAY PHARMACEUTICALS, INC.

2000 Powell Street, Suite 1150

Emeryville, California 94608

____________

PROXY STATEMENT
FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

____________

This proxy statement (the “Proxy Statement”), the accompanying Notice of 2017 Annual Meeting of Stockholders (the “Notice”) and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NovaBay Pharmaceuticals, Inc., a Delaware corporation (“NovaBay,” the “Company,” “we,” “our,” or “us”), to be voted at the 2017 Annual Meeting of Stockholders to be held on Friday, June 2, 2017 (the “Annual Meeting”), and at any adjournment or postponement of the Annual Meeting. This year’s Annual Meeting will be held at 9:00 a.m. Pacific Time and will be a virtual meeting of stockholders. You will be able to participate in the 2017 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.meetingcenter.io/262222240. You must have your 15-digit control number to enter and participate in the virtual meeting. If you are a registered holder, your control number is provided by NovaBay on your Notice of Internet Availability of Proxy Materials (“Availability Notice”) or on your proxy card. If your shares are held in the name of a bank, broker or other holder of record, you may either (i) vote in advance of the meeting by contacting your broker and attend the virtual meeting as a guest; or (ii) register to attend the virtual meeting as a stockholder in advance (allowing you to both vote and ask questions during the meeting) by following the instructions below under “Attendance at the Annual Meeting” and at www.investorvote.com/NBY. This Proxy Statement and the proxy card are being made available over the Internet or delivered by mail on or about April 21, 2017, to stockholders of record as of April 17, 2017.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the Notice and are described in more detail in this Proxy Statement.

Availability Notice

This year, we are pleased to offer our stockholders the convenience of notice and access to our electronic Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2016 (the “Annual Report”) and the opportunity to vote online. This delivery method will also help NovaBay to reduce the mailing of paper copies of our proxy materials and Annual Report. Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are permitted to furnish proxy materials, including this Proxy Statement, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Consequently, our stockholders generally will not receive paper copies of our proxy materials unless they request them. Beginning on or about April 21, 2017, we will send to our stockholders an Availability Notice containing instructions on how to access this Proxy Statement, our Annual Report and your proxy card via the Internet and vote online. As a result, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. All stockholders will have the ability to access the proxy materials on a website referred to in the Availability Notice and may request a printed set of the proxy materials free of charge by mail or electronically from such website. If you would like to receive a printed or electronic copy of our proxy materials, you should follow the instructions for requesting such materials included in the Availability Notice. By participating in the e-proxy process, we save printing and mailing expenses and reduce the environmental impact of our Annual Meeting.

Attendance at the Annual Meeting

As permitted by Delaware law and our Bylaws, the Company’s Annual Meeting will be held solely as a virtual meeting live via the Internet. You will be able to attend the Annual Meeting via live webcast by visiting the Company’s virtual meeting website (www.meetingcenter.io/262222240) at the meeting time. Upon visiting the meeting website, you will be prompted to enter your 15-digit control number provided on your Availability Notice or on your proxy card if you receive proxy materials by mail. Your unique control number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website.

Please note that if you hold your shares in the name of a bank, broker or other holder of record, in order to join the virtual meeting as a stockholder and be able to vote and submit questions during the Annual Meeting, you will need to contact your bank, broker or other holder to receive proof of your beneficial ownership and submit such proof, along with your name and email information, to Computershare in advance of the Annual Meeting no later than 5:00 pm ET on May 26, 2017, which may be submitted via email to Valerie.Gray@computershare.com, via facsimile to (781) 575-4647 or via mail to Computershare, Company Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001. Upon receipt of such beneficial ownership proof, Computershare will then register you for attendance at the virtual meeting and provide you with registration information needed to join the meeting as a stockholder.

Alternatively, if you hold your shares in the name of a bank, broker or other holder of record, you may vote in advance of the virtual meeting by contacting your holder of record (please see “Voting Methods” below) and join the virtual meeting as a guest (without the ability to vote or ask questions) without advance registration.

Further instructions on how to attend, participate and, if you hold your shares in the name of a bank, broker or other holder, register for, the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.investorvote.com/NBY.

Voting; Quorum

The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as April 17, 2017 (“Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Each stockholder is entitled to one (1) vote for each share of our common stock held by such stockholder as of the Record Date. As of the Record Date, 15,309,175 shares of our common stock were outstanding, and no shares of our preferred stock were outstanding.

Holders of a majority of the voting power of all the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Stockholders who log on to, and vote at, our virtual meeting of stockholders with their 15-digit control number (which is either provided by NovaBay on your Availability Notice or on your proxy card if you receive proxy materials by mail, or obtained from Computershare by those who hold their shares in the name of a bank, broker or other holder of record and register in advance of the Annual Meeting) are considered present in person.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., shares held by a broker, bank or other nominee that are represented at the Annual Meeting, but with respect to which such broker, bank or other nominee is not instructed to vote on a particular proposal and does not have discretionary voting power). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes and votes marked “WITHHELD” will not be counted towards the tabulation of votes cast on such proposals presented to the stockholders.

Required Votes

For Proposal One, the election of Class I directors, the three (3) nominees nominated by our Board receiving the highest number of “FOR” votes of our common stock, present or represented by proxy duly authorized and entitled to vote at the Annual Meeting, will be elected. “WITHHELD” votes and broker non-votes will have no effect.

For Proposal Two, the ratification of NovaBay’s amendment to the 2007 Omnibus Incentive Plan (the “2007 Plan”) as previously approved by stockholders at the Company’s adjourned and reconvened 2016 Annual Meeting (the “2016 Reconvened Annual Meeting”), which increased the number of shares reserved for issuance under the 2007 Plan by 1,124,836 shares, requires “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting.  Abstentions will have the same effect as “AGAINST” votes. Broker non-votes will have no effect.

For Proposal Three, approval of the NovaBay Pharmaceuticals, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) requires “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting.  Abstentions will have the same effect as “AGAINST” votes. Broker non-votes will have no effect.

For Proposal Four, the ratification of the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, requires “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as “AGAINST” votes. If the ratification of the appointment of OUM & Co. LLP is not approved by stockholders at the Annual Meeting, the Audit Committee will consider other independent registered public accounting firms.

Effect of Not Voting

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your enclosed proxy card, by telephone, or over the Internet, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner and do not instruct your broker, bank or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers, banks or other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management supported. Accordingly, your broker, bank or other nominee may not vote your shares on Proposals One, Two or Three, but may vote your shares on Proposal Four.

Voting Methods

If you were a registered stockholder on the Record Date, you may vote your shares at the virtual Annual Meeting or by visiting the Company’s online voting website www.meetingcenter.io/262222240, which contains voting instructions as well as how to demonstrate proof of stock ownership. The meeting starts at 9:00 a.m. (Pacific Time). You may also vote your shares by telephone by calling (toll free within the U.S. and Canada) 1-800-652-VOTE (8683) and following the voting instructions read to you by the automated operator.

Upon visiting the meeting website or calling the call-in telephone line, you will be prompted to enter your 16-digit control number provided to you on your Availability Notice or on your proxy card if you receive proxy materials by mail. Your unique control number allows us to identify you as a stockholder and will enable you to securely cast votes.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day beginning at 12:01 a.m. Pacific Time on Wednesday, April 21, 2017. Internet and telephone voting will close promptly at 11:59 p.m. Pacific Time on Thursday, June 1, 2017. After this, you will only be able to vote by attending the Annual Meeting via live webcast, as described above. After voting is closed during the Annual Meeting you will no longer have the ability to vote your shares for the specific proposals considered at the Annual Meeting.

If you are a registered stockholder as of the Record Date and hold your shares in more than one fund or other affiliated investment vehicle, you will receive separate voting credentials for each such entity that is a record holder of shares of our common stock. Please be sure to log on separately for each fund in order to cast all votes that you are entitled to cast at the Annual Meeting.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. Please note, however, than any beneficial owner who intends to vote during the Annual Meeting (as opposed to in advance of the meeting) will need to register in advance with Computershare, as outlined under “Attendance at the Annual Meeting” above and at www.investorvote.com/NBY.

If you receive proxy materials by mail or if you request paper copies of the proxy materials, you can vote by mail by marking, dating, signing and returning your proxy card in the postage-paid envelope. Further instructions on how to vote by mail are included on the proxy card. Only proxy cards that have been signed, dated, and timely returned will be counted towards the quorum and entitled to vote.

If your proxy card does not specify how the shares represented thereby are to be voted, the proxy will be voted “FOR” the election of the directors proposed by the Board under Proposal One and “FOR” the approval of Proposals Two, Three and Four described in the Notice and this Proxy Statement.

The proxy card also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting. We have not been notified by any stockholder of his or her intent to present a stockholder proposal at the Annual Meeting.

Revoking Proxies

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by (i) submitting another proxy on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or (ii) attending the Annual Meeting live via webcast and voting during the meeting (simply attending the virtual meeting will not, by itself, revoke your proxy), or (iii) by filing a notice of revocation or another signed proxy card with a later date with our Corporate Secretary, Mr. Thomas J. Paulson, at our principal executive offices at 2000 Powell Street, Suite 1150, Emeryville, California 94608.

Solicitation

NovaBay will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Notice, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of these materials will be furnished to brokers, banks or other nominees holding shares in their names that are beneficially owned by others so they may forward these materials to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

____________

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a classified board of directors consisting of three (3) classes of directors, each serving staggered three (3)-year terms. As a result, a portion of our Board will be elected each year.

Our Board currently consists of eight (8) persons. The Company has had several changes to its Board since January 1, 2016:

●

On January 26, 2016, the Board appointed two (2) new directors—Mr. Mijia (Bob) Wu (“Mr. Wu”) and Mr. Xiaoyan (Henry) Liu (“Mr. Liu”)—both as nominated by China Kington Asset Management (“China Kington”), with such nomination accepted by the Board as partial consideration for China Kington facilitating a $3,020,000 bridge loan for the Company. For additional information related to this bridge loan, see “Certain Relationships and Related Transactions” later in this Proxy Statement. Mr. Wu was designated as a Class I director whose term expires at the upcoming 2017 Annual Meeting, and Mr. Liu was designated as a Class III director, with his election approved by the stockholders at the 2016 Annual Meeting, and whose term expires at the 2019 Annual Meeting.

●

On May 6, 2016, the Board appointed Mr. Todd Zavodnick (“Mr. Zavodnick”) to replace Massimo Radaelli, Ph.D. (“Dr. Radaelli”), who resigned from the Board on the same date. Mr. Zavodnick took Dr. Radaelli’s place as a Class I director to serve until NovaBay’s 2017 Annual Meeting and was appointed to the Audit and Nominating and Corporate Governance (“N&CG”) Committees of the Board.

●

On August 24, 2016, the Board appointed Yonghao (Carl) Ma, Ph.D. (“Dr. Ma”) to replace T. Alex McPherson, M.D., Ph.D., ICD.D (“Dr. McPherson”), who resigned from the Board on the same date. Dr. Ma took Dr. McPherson’s place as a Class II director to serve until NovaBay’s 2018 Annual Meeting and was appointed to the Compensation and N&CG Committees of the Board.

●	Also on August 24, 2016, the Board elevated Mr. Zavodnick from the position of N&CG Committee member to Chairman of that Committee.

●	On March 22, 2017, Paul Freiman (“Mr. Freiman”) was appointed as the Lead Independent Director of the Board.

Upon the recommendation of the N&CG Committee of the Board, our Board selected and approved Mr. Zavodnick, Mr. Wu, and Mark M. Sieczkarek (“Mr. Sieczkarek”) as nominees for election in the class being elected at this Annual Meeting to serve for a term of three (3) years, expiring at the 2020 Annual Meeting of Stockholders, and until their successors are duly elected and qualified or until their earlier resignation or removal. Each nominee has agreed to serve if elected. Management has no reason to believe any of the nominees will be unable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the proxy holders will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the nominees named below.

Dr. Ma and Mr. Xinzhou (Paul) Li (“Mr. Li”) have been designated as Class II directors whose terms expire at the 2018 Annual Meeting of Stockholders. Mr. Freiman, Ms. Gail Maderis (“Ms. Maderis”) and Mr. Liu have been designated as Class III directors whose terms expire at the 2019 Annual Meeting of Stockholders.

Current Directors and Nominees

The names of our current directors and nominees, their ages, and positions with us as of April 17, 2017, and biographical information about them, are as follows:

Name	Age	Current Position(s)
Paul E. Freiman, Ph.D.(1)(4)(5)	82	Lead Independent Director
Xinzhou (Paul) Li	53	Director
Xiaoyan (Henry) Liu	43	Director
Gail Maderis, M.B.A. (2)(3)	59	Director
Yonghao (Carl) Ma, Ph.D.(3)(5)	60	Director
Mark M. Sieczkarek, M.B.A.	62	CEO, Chairman of the Board and Director
Mijia (Bob) Wu, M.B.A.	42	Director
Todd Zavodnick(1)(6)	45	Director

(1)	Member of the Audit Committee.
(2)	Chairman of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Chairman of the Compensation Committee.
(5)	Member of the N&CG Committee.
(6)	Chairman of the N&CG Committee.

Director Nominees

Recommendation of Our Board

For the reasons described in this Proxy Statement, our Board recommends unanimously that you vote “FOR” the Class I director nominees listed below.

Class I Director Nominees – Terms Expiring at the 2017 Annual Meeting

Mark M. Sieczkarek, M.B.A. has served as a director of NovaBay since January 2014, as Chairman of the Board since April 2015, and as Chief Executive Officer (“CEO”) since June 1, 2016 (including serving as Interim President and CEO of NovaBay from November 2015 to May 31, 2016). Mr. Sieczkarek currently also serves as chief executive officer of Fe3 Medical, Inc., a private company focused on developing a novel transdermal therapy for iron deficiency anemia, and chief executive officer of MarkAnn Inc., LLC, a private real estate holding company. Mr. Sieczkarek has more than 35 years of leadership experience in the pharma, device and diagnostics industries and most recently served as chairman, president and chief executive officer of Solta Medical, Inc. (“Solta”) until it was acquired by Valeant Pharmaceuticals International, Inc. in January 2014. Mr. Sieczkarek was also Lead Director of Solta for seven (7) years and served on the audit committee and as head of the compensation committee. Mr. Sieczkarek also served as president and chief executive officer of Conceptus, Inc. from 2003 to 2011. Previously, Mr. Sieczkarek was senior vice president and president of The Americas Region, responsible for the commercial operation of all Bausch & Lomb businesses in the United States, Canada and Latin America. Mr. Sieczkarek joined Bausch & Lomb in 1995 as vice president and controller in the Personal Products division and also served as president of Europe, and a vice president in Corporate Business Development. Previously, Mr. Sieczkarek held an executive level position with KOS Pharmaceuticals, several Bristol Myers-Squibb subsidiaries and Sanofi Diagnostics Pasteur. Mr. Sieczkarek received an M.B.A. degree in Finance from Canisius College in Buffalo, New York, and a B.S. degree in Accounting from the State University of New York at Buffalo. The Board considers Mr. Sieczkarek’s leadership in guiding Solta through an acquisition and leading Conceptus through its successful commercialization prior to its eventual sale to Bayer to be a valuable asset to the Company. The Board also believes that his prior experiences as a chief executive officer of several medical device companies gives him operational and industry expertise that are important to the future growth of NovaBay.

Mijia (Bob) Wu, M.B.A. has served as a director of NovaBay since January 2016. Since June 2008, Mr. Wu has been the Managing Director of China Kington (an affiliated entity of China Kington Investment Co. Ltd.), which (1) acted as the sole placement agent (and received a commission) for a $6.86 million private placement of NovaBay common stock and warrants to purchase common stock in May 2015; (2) facilitated a bridge loan for the Company in the aggregate amount of $3.02 million in August 2016, in consideration for which China Kington was granted, among other things, the right to appoint two (2) new members to the Company’s Board, pursuant to which Mr. Wu is currently up for stockholder election as a director nominee; (3) acted as the sole placement agent (and received a commission) for three (3) securities purchase agreements for the sale of 1,518,567 shares of the Company’s common stock to accredited investors in February 2016; and (4) acted as the sole placement agent (and received a commission) for an $11.8 million private placement of NovaBay common stock and warrants to purchase common stock, which closed in two (2) tranches (May 2016 and August 2016). Concurrently, Mr. Wu serves as the Managing Director of Shanghai Ceton Investment Management Co. Ltd. Since October 2013, he has also been the Non-Executive Director of China Pioneer Pharma Holdings Limited (“China Pioneer Pharma”), the Company’s largest stockholder (holding approximately 34.4% of NovaBay’s total common stock outstanding) and indirect owner of Pioneer Pharma (Hong Kong) Company Limited (“Pioneer Hong Kong”), a wholly-owned subsidiary of China Pioneer Pharma. Previously, Mr. Wu served as Director at UBS AG, Hong Kong Branch, in 2007 and Vice President of BNP Paribas Hong Kong from 2005 to 2006. He was also the Assistant Vice President at ABN AMRO Bank (China) Co., Ltd. from 2002 to 2005. He holds an M.B.A. from Manchester Business School, University of Manchester, and an Executive M.B.A. from Cheung Kong Graduate School of Business. He brings to the Board over a decade of valuable experience in finance and investments.

Todd Zavodnick, M.B.A. has served as a director of NovaBay since May 2016. Mr. Zavodnick is currently President, International at ZELTIQ Aesthetics, Inc. (“ZELTIQ”) since January 2016. ZELTIQ is a medical technology company focused on developing and commercializing products utilizing its proprietary controlled-cooling technology platform. Prior to ZELTIQ, Mr. Zavodnick held several positions from 2012 to 2015 at Galderma Laboratories, L.P. (“Galderma”) with his most recent position being President and General Manager, North America. Galderma is a pharmaceutical company specializing in the research, development and marketing of dermatological treatments, becoming a wholly-owned subsidiary of Nestlé in 2014. From 1998 to 2012, Mr. Zavodnick held several positions at Alcon Laboratories (“Alcon”), eventually being elevated to President, China & Mongolia from April 2009 to April 2012. Alcon is a global medical company specializing in eye care products and the second largest division of the Novartis companies. Mr. Zavodnick currently serves as a Board member for the Children’s Skin Disease Foundation, a not-for-profit organization that focuses on children who suffer from skin disease and the families who care for them. Mr. Zavodnick has a Bachelor’s of Science degree in Pharmacy from Rutgers University as well as an M.B.A. in International Business from the University of Texas at Dallas. In July 2015, Mr. Zavodnick was honored in the Dallas Business Journal Who’s Who in Health Care, which recognizes 30 prominent professionals who are innovating and affecting positive change in Dallas’ health care industry. The Board believes Mr. Zavodnick brings significant strategic experience in developing and commercializing pharmaceutical products, as well as strong business leadership experience, that will be helpful to NovaBay’s operations and drug development progress.

Directors with Continuing Terms

Class II Directors – Terms Expiring at the 2018 Annual Meeting

Xinzhou (Paul) Li has served as a director of NovaBay since April 2015. Mr. Li has been the Chairman and Executive Director of China Pioneer Pharma since 2013 (also serving in the role of chief executive officer from November 2013 to December 2014) and is also currently Director of China Pioneer Pharma’s wholly-owned subsidiary, Pioneer Hong Kong; China Pioneer Pharma, along with its affiliates, is the exclusive distributor of NovaBay’s NeutroPhase® Skin and Wound Cleanser in China and Southeast Asia, as well as NovaBay’s largest stockholder. Mr. Li has not been appointed to any committees. Mr. Li previously served as the Board’s Asia-Pacific advisor for over two (2) years. Mr. Li founded China Pioneer Pharma in July 1996, and is responsible for managing its operations and planning, and for formulating the company’s strategies. He has more than 20 years of experience in the pharmaceutical services industry and has more than 22 years of experience in international trading and management. Prior to China Pioneer Pharma, Mr. Li worked at the Hainan branch of Sumitomo Corporation from 1988 to 1995. Mr. Li graduated from Jianghan Petroleum Normal School with a diploma in English and studied at the China Europe International Business School. The Board believes that Mr. Li’s extensive knowledge of NovaBay’s products and of the pharmaceutical industry generally, his leadership of a successful company dedicated to the promotion and marketing of imported pharmaceutical products and medical devices, and his expertise in the international area, are all skills that are important to our Board. In addition, as a representative of NovaBay’s largest stockholder, Mr. Li is uniquely positioned to represent stockholder interests.

Yonghao (Carl) Ma, Ph.D., has served as a director of NovaBay since August 2016. Dr. Ma is currently the founder, owner and President of PharmStats, Ltd. (“PharmStats”) since September 1997. PharmStats is a Delaware corporation formed in 1997, specializing in statistical consulting and support for pharmaceutical research and development, registration of pharmaceutical products in the United States and Europe, phase IV post-market research, and health outcomes research. Dr. Ma is particularly experienced in the areas of oncology, the central nervous system, dermatology, pain (acute and chronic) management, multiple sclerosis, and HIV infection. Over the course of his career, Dr. Ma has participated in, or managed, many clinical trials with regard to design, statistical conduct, and regulatory filings in the United States and Europe, including new drug applications. From August 1991 to September 1997, Dr. Ma was an Assistant Professor of Mathematics at Texas State University. Dr. Ma has a Ph.D. in Mathematics from the University of Utah (1991). The Board believes Dr. Ma’s pharmaceutical, product development and regulatory background bring valuable skills to the Board.

Class III Directors – Terms Expiring at the 2019 Annual Meeting

Paul E. Freiman, Ph.D. has served as a director of NovaBay since May 2002 and Lead Independent Director of the Board since March 2017. He also served as a director of NovaCal Pharmaceuticals (NovaBay’s corporate predecessor) from May 2001 to May 2002. Since January 2009, Mr. Freiman has been an independent pharmaceutical professional and consultant. Currently, he is also board chairman of Chronix Biomedical Inc., a private molecular diagnosis company. Mr. Freiman’s prior experience includes serving as the president and chief executive officer of Neurobiological Technologies, Inc. (OTC: NTII) and a member of its board of directors from April 1997 until 2009. Mr. Freiman’s prior experience also includes serving as the former chairman and chief executive officer of Syntex Corporation (“Syntex”) from 1989 to 1994, which was sold to The Roche Group for $5.3 billion during his tenure. He is credited with much of the marketing success of Syntex’s lead product, Naprosyn, and was responsible for moving the product to over-the-counter status, marketed as Aleve. Mr. Freiman served as chairman of the board of Neurotrope, Inc. (OTCBB: BLFL) from 2013 until August 2016. Mr. Freiman served as chairman of Penwest Pharmaceutical Co. (NASDAQ: PPCO) until 2010, served on the board of directors of Otsuka American Pharmaceuticals, Inc. and Otsuka America, Inc. and served on the board of directors of NeoPharm, Inc. (NASDAQCM: NEOL) until 2010 and Calypte Biomedical Corporation (OTC: CBMC) until September 2009. Mr. Freiman also served on the board (including as chairman) of the Pharmaceutical Research and Manufacturers Association of America. He has also served on a number of industry task forces both domestically and internationally. Mr. Freiman received a B.S. in pharmacy from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy. The Board considers Mr. Freiman’s experience guiding Syntex through an acquisition to be an asset to the Board and believes that Mr. Freiman’s prior experiences as a chief executive officer as well as a board member of various pharmaceutical companies gives him operational and industry expertise and leadership skills that are important to our Board. In addition, having spent over 15 years as one of our directors, Mr. Freiman has extensive historical knowledge about NovaBay and provides valuable Board continuity.

Xiaoyan (Henry) Liu has served as a director of NovaBay since January 2016 and brings more than 15 years of stock market investment experience and ten (10) years of leadership experience in the telecommunications industry to the Board. Since 2015, Mr. Liu has been the Director of Ant Capital Pty Ltd. (“Ant Capital”), an investment company based in Australia. Prior to founding Ant Capital, Mr. Liu served as Operations Team Lead of Citic Pacific Mining from 2013 to 2014 and Solution Team Lead at ZTE Australia from 2010 to 2013. From 1996 to 2000, Mr. Liu managed the operations team at China Telecom. Mr. Liu received an associate degree of Applied Electrical Technology from the University of Changsha, Hunan, China. With over 15 years of experience with capital markets, particularly those in China and other parts of Southeast Asia, and his strength in bridging financial institutions and companies with Chinese investors, the Board believes that Mr. Liu’s experience will improve the structure, marketing and return of the Company’s future capital raising efforts. In addition, Mr. Liu’s experience as a director of Ant Capital will provide the Board with leading advice on investment analysis and risk management.

Gail Maderis, M.B.A. has served as a director of NovaBay since October 2010. Ms. Maderis is currently the president, chief executive officer and a board member of Antiva BioSciences, Inc. (“Antiva”), a privately held biopharmaceutical company focused on developing topical therapeutics for HPV-based diseases. Previously, Ms. Maderis served as the president and chief executive officer of BayBio, an independent, non-profit trade association serving the life sciences industry in Northern California, from 2009 until its merger with the California Healthcare Institute in early 2015. From 2003 to 2009, Ms. Maderis was president and chief executive officer of FivePrime Therapeutics, Inc., a biotechnology company focused on the discovery and development of innovative protein and antibody drugs, and prior to that, she held general management positions at Genzyme Corporation, including founder and president of Genzyme Molecular Oncology, a publicly traded division of Genzyme Corporation, and corporate vice president of Genzyme Corporation from 1997 to 2003. Ms. Maderis has been a member of several private company boards of directors, and currently serves on the board of Opexa Therapeutics, Inc. (NASDAQCM: OPXA). Ms. Maderis received a B.S. degree in Business Administration from the University of California at Berkeley and an M.B.A. from Harvard Business School. The Board considers Ms. Maderis’ current experience at Antiva and prior experiences as chief executive officer of FivePrime Therapeutics, Inc. and as president of Genzyme Molecular Oncology to be an asset to the Board as it gives her operational and industry experience and leadership skills. Through her experience, she has acquired an extensive network of contacts related to financing, partnering and support services for the industry, which are important to our Board. In addition, the Board believes Ms. Maderis’ experience as chief executive officer of BayBio to be an asset to the Board because it resulted in Ms. Maderis having insight into business and policy trends that impact the biopharma industry.

Family Relationships

There are no family relationships among any of our directors, executive officers or director nominees.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

Our Board has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Ethics and Business Conduct is available on the Corporate Governance section of our website at www.novabay.com. We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct, and any waivers of provisions of the Code of Ethics and Business Conduct required to be disclosed under the rules of the SEC, at the same location on our website.

Director Independence

Our Board has determined that each of Mr. Freiman, Ms. Maderis, Dr. Ma, and Mr. Zavodnick satisfies the requirements for “independence” as defined in the NYSE MKT Company Guide (the “Company Guide”). The remaining non-independent directors will not serve on any committees of the Board.

Board Committees and Meetings

Our Board has an Audit Committee, a Compensation Committee and a N&CG Committee. Each such committee has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the Corporate Governance section of our website at www.novabay.com.

During the year ended December 31, 2016, the Board and the various committees of the Board held the following number of meetings: Board—eight (8); Audit Committee—five (5); Compensation Committee—four (4); and N&CG Committee —three (3). No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and committees of the Board while he or she was serving on such committee.

During all of the regularly scheduled 2016 Board meetings, the independent directors met in an executive session. During 2016, executive sessions of the Board were chaired by Mr. Sieczkarek unless he had to recuse himself for any reason, in which case the executive sessions were chaired by Mr. Freiman. For the first half of 2016, Mr. Sieczkarek was an independent Chairman of the Board. However, after Mr. Sieczkarek was appointed as the Company’s CEO and Chairman of the Board effective June 1, 2016, the Board decided to appoint a Lead Independent Director. Effective March 22, 2017, the Board appointed Mr. Freiman as Lead Independent Director.

Audit Committee. Our current Audit Committee consists of Mr. Freiman, Mr. Zavodnick and Ms. Maderis. Ms. Maderis serves as the Chairman of the Audit Committee. Our Board has determined that each member of the Audit Committee is independent, as defined in the Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Maderis qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The functions of this committee include, but are not limited to:

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meeting with our management and our independent registered public accounting firm periodically to consider the adequacy and effectiveness of our disclosure controls and procedures and our internal controls;

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reporting findings regularly to the Board, including any issues that arise with respect to the quality or integrity of our financial statements, our compliance with legal or regulatory requirements, and the performance and independence of our independent registered public accounting firm;

●	considering and pre-approving all audit and non-audit services to be rendered by our independent registered public accounting firm;

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appointing, evaluating, engaging and determining the compensation of our independent registered public accounting firm and overseeing the work of our independent registered public accounting firm, and when appropriate, dismissing our independent registered public accounting firm;

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reviewing with management and our independent registered public accounting firm, prior to public release, our financial statements (including annual and quarterly financial statements in periodic reports to be filed with the SEC);

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reviewing with our independent registered public accounting firm all of their significant findings during the year, including the status of previous audit recommendations, and any significant unadjusted audit differences;

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reviewing and discussing with management and our independent registered public accounting firm the accounting policies that may be viewed as critical, and reviewing and discussing any significant changes in our accounting policies and any accounting and financial reporting proposals that may have a significant impact on our financial reports;

●	resolving disagreements between management and our independent registered public accounting firm regarding financial reporting;

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inquiring of management, the Chief Financial Officer (“CFO”) and/or the Controller, and our independent registered public accounting firm, about significant risks or exposures and assessing the steps management has taken to minimize such risks; and

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters.

Both our independent registered public accounting firm and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee. Our current Compensation Committee consists of Mr. Freiman, Dr. Ma and Ms. Maderis. Mr. Freiman serves as Chairman of the Compensation Committee. Our Board has determined that each member of the Compensation Committee is independent, as defined in the Company Guide. The functions and scope of authority of this committee include, but are not limited to:

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establishing, approving and reviewing the overall corporate policies, goals and objectives for the compensation of our CEO and other executive officers, as well as annually evaluating the performance of our CEO and other executive officers in light of the corporate goals and objectives, and determining and approving the compensation of our CEO and other executive officers;

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periodically reviewing and making recommendations to the Board concerning our equity and other incentive compensation plans, including the need to amend existing plans or adopt new plans or arrangements;

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assisting the Board in the administration of our stock option plans and any equity or incentive compensation plans, and making recommendations to the Board as to stock option grants and other discretionary awards under such plans with respect to the administration of such plans as to the executive officers; and

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reviewing, at least annually, our pension and retirement plans, including any supplemental executive retirement plans, and making recommendations to the Board regarding the need to amend existing plans or adopt new ones for the purpose of implementing the Compensation Committee’s strategy regarding pension and retirement benefits.

The Compensation Committee may delegate its authority to subcommittees of the Compensation Committee, as set forth in its charter, but has not done so historically.

Decisions regarding executive compensation are ultimately determined by the Board upon recommendations of the Compensation Committee, which reviews a number of factors in its decisions, including market information about the compensation of executive officers at similarly-sized biotechnology companies within our geographic region, or peer group companies, and recommendations from our CEO and CFO. The CEO and CFO attend all meetings of the Compensation Committee except when their respective compensation packages are being discussed and participate in Compensation Committee discussions setting compensation of other officers and employees. This process allows the Compensation Committee to set compensation at levels it believes are appropriate to retain and motivate our named executive officers (“NEOs”).

Future decisions regarding executive compensation will continue to be the responsibility of our Compensation Committee. In 2015 and 2016, the Compensation Committee reviewed the salaries of our NEOs to evaluate the competitiveness of our executive compensation and to determine whether the total compensation paid to each of our NEOs was reasonable in the aggregate. This review included the compensation paid to Mr. Sieczkarek (1) in 2015 for his service as Interim President and CEO, as set forth in his prior employment agreement, dated December 29, 2015, for a term commencing on December 29, 2015 and ending on March 31, 2016 under which the Compensation Committee had the sole discretion to pay 100% in the form of equity compensation in the effort to conserve cash, and (2) in 2016 for his service as NovaBay’s CEO and Chairman of the Board as set forth in his current employment agreement, dated May 26, 2016 and effective June 1, 2016.

Outside director compensation is determined by the entire Board after review and approval by the Compensation Committee. Director compensation is discussed further under the caption “Director Compensation” below.

N&CG Committee. Our current N&CG Committee consists of Mr. Zavodnick, Dr. Ma and Mr. Freiman. Mr. Zavodnick has served as Chairman of the N&CG Committee since August 2016; the Board elevated Mr. Zavodnick from the position of N&CG Committee member to Chairman of that Committee upon the resignation of Dr. McPherson, who previously held the Chairman position. Our Board has determined that each member of the N&CG Committee is independent, as defined in the Company Guide. The functions of this committee include, but are not limited to:

●	assisting the Board in establishing the minimum qualifications for a director nominee, including the qualities and skills that Board members are expected to possess;

●	leading the search and identifying qualified candidates to become members of our Board;

●	selecting nominees for election of directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

●	selecting candidates to fill vacancies on our Board;

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reviewing and recommending to the Board a determination with respect to each director’s “independence” under the listing standards, the rules and regulations of the SEC and any other laws applicable to us;

●	receiving, reviewing and responding to director nominations submitted in writing by our stockholders;

●	reviewing and assisting the Board in developing a succession plan for the CEO, and ensuring that a qualified successor to our CEO is at all times identified;

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developing, assessing annually, and making recommendations to the Board concerning appropriate corporate governance policies, including our Code of Ethics and Business Conduct, and monitoring compliance with our Code of Ethics and Business Conduct and other corporate governance policies; and

●	overseeing an annual review of the performance of the full Board and management, and overseeing the annual self-evaluation process of each Board committee.

In connection with its recommendations regarding the composition of the Board, the N&CG Committee reviews the appropriate qualities and skills required of directors in the context of the current Board composition. This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve our stockholders’ long-term interests. These factors, and others deemed appropriate by the N&CG Committee in contributing to our Board’s heterogeneity, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the N&CG Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The N&CG Committee leads the search for and selects, or recommends that the Board select, candidates for election to the Board. Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of the Board or by our executive officers or by our large stockholders or investment partners (i.e., Pioneer Hong Kong and China Kington).

From time to time, the N&CG Committee may engage the services of a third-party search firm to identify director candidates. The Board strives to achieve a membership of qualified individuals with a combination of qualities that best serves the Company’s needs. Although we do not have a formal written diversity policy, the N&CG Committee consults with the Board to determine the most appropriate mix of characteristics, skills and experiences for the Board as a whole to possess at any given time, and will consider diversity in its process to the extent it deems appropriate. For example, the N&CG Committee took into account gender diversity in its determination to recommend that Ms. Maderis be appointed to our Board in 2010, and took into account ethnic diversity in its determination to recommend that Mr. Li be appointed to our Board in 2015, and that Mr. Wu, Mr. Liu and Dr. Ma be appointed to our Board in 2016. To identify the best candidates for the Board’s needs, the N&CG Committee considers the following as the minimum qualifications a nominee must have:

●	experience at a strategic or policymaking level in a business, government, non-profit or academic organization;

●	be highly accomplished in his or her respective field, with superior credentials and recognition;

●	be well regarded in the community and possess a long-term reputation for the highest ethical and moral standards;

●	sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve; and

●	to the extent such nominee serves or has previously served on other boards, a demonstrated history of actively contributing at board meetings.

The N&CG Committee also considers industry experience or qualifications, such as generic, brand or biotech experience, general management or financial experience, and diverse experience in business, education, government, law, technology, regulatory compliance, medicine and science. When considering candidates for election (or re-election) to the Board, the N&CG Committee considers the entirety of a candidate’s credentials and background in addition to the specific minimum qualifications outlined above. Moreover, the members of the N&CG Committee believe that each member of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and minimal conflicts of interest that might interfere with his or her performance as a director.

The N&CG Committee will consider candidates for director recommended by our stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in our next proxy statement, as described in the Company’s Amended and Restated Bylaws (the “Bylaws”) and provided that such recommendations are received within the timeframe required under the caption “Deadline for Receipt of Stockholder Proposals or Nominations” below. Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (4) the date(s) on which such shares were acquired and the investment intent of such acquisition, (5) a statement of whether such nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, his or her resignation, and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to § 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (1) the name and address of each Proponent, as they appear on the Company’s books; (2) the class, series and number of shares of the Company that are owned beneficially and of record by each Proponent; (3) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (4) a representation that the Proponent(s) are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy duly authorized at the meeting to nominate the person(s) specified in the notice; (5) a representation as to whether the Proponent(s) intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees; (6) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (7) a description of any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial (each, a “Derivative Transaction”) by each Proponent during the previous 12 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

The N&CG Committee evaluates each candidate, including Board incumbents, based on the same criteria. After a candidate has been contacted and agrees to be considered as a nominee, the N&CG Committee will review the candidate’s resume and other credentials and evaluate the expertise and experience that the candidate would provide to the Board and the Company.

Any potential candidates for director nominee, including candidates recommended by stockholders, are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the N&CG Committee considers such factors as it deems appropriate given our current needs and those of our Board, to maintain a balance of knowledge, experience and capability. The N&CG Committee reviews directors’ overall service during their term, including the number of meetings attended, level of participation and quality of performance. The N&CG Committee also determines whether the nominee would be independent, which determination is based upon applicable NYSE MKT listing standards and applicable SEC rules and regulations. The N&CG Committee then compiles a list of potential candidates from suggestions it may receive. The N&CG Committee conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates as it deems appropriate, then meets to discuss and consider such candidates’ qualifications, and then selects a nominee for recommendation to the Board by majority vote.

No candidates for director nominations were submitted to the N&CG Committee by any stockholder in connection with the election of directors at the Annual Meeting. Each of the director nominees standing for election at this Annual Meeting is a current director of NovaBay.

Other Board Matters

Board’s Leadership Structure. For the first half of 2016, Mr. Sieczkarek was an independent Chairman of the Board until he became the Company’s permanent (and non-Interim) CEO. Once Mr. Sieczkarek was a Company employee and no longer an independent director, effective March 22, 2017, the Board nominated Mr. Freiman as its Lead Independent Director.

Board’s Role in Risk Oversight. One of the Board’s key functions is informed oversight of NovaBay’s risk management process. The Board does not have a formal risk management committee, but rather administers this oversight function through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our Audit Committee is responsible for considering and discussing financial and enterprise risk exposures, including internal controls, and discusses with management, and the independent registered public accountants, our policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance. In addition, under our whistleblower policy, employees wishing to report concerns or complaints they have related to accounting, auditing and internal controls submit such concerns in confidence, or anonymously if desired, to an outside administrator who forwards such complaints to our Audit Committee Chairman. Our Audit Committee monitors the effectiveness of the whistleblower policy. Our N&CG Committee monitors the effectiveness of our compliance and ethics policies, including whether they are successful in preventing illegal or improper liability-creating conduct, and our compliance with legal and regulatory requirements, as well as ensures that a qualified successor to the Company’s CEO is at all times identified. Our Compensation Committee monitors NovaBay’s compensation policies to ensure that the compensation packages offered to our executive officers do not present such individuals with the potential to engage in excessive or inappropriate risk-taking activities.

Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that our risk management processes are adequate and functioning as designed. Our Board’s involvement in risk oversight includes receiving regular reports from members of management and evaluating areas of material risk, including operational, financial, legal, regulatory, strategic and reputational risks. As a smaller reporting company with a reasonably-sized Board, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

Annual Meeting Attendance. We do not have a formal policy regarding attendance by members of our Board at the annual meetings of stockholders; however, directors are encouraged to attend all such meetings. In 2016, three (3) directors attended the 2016 Annual Meeting of Stockholders, and four (4) directors were absent due to a pre-existing business obligation.

Stockholder Communications to the Board

Our Board has implemented a process by which stockholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our Corporate Secretary, Mr. Thomas J. Paulson, at 2000 Powell Street, Suite 1150, Emeryville, California 94608. The name of any specific intended Board recipient should be noted in the communication. Our Corporate Secretary will be responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are primarily commercial in nature or related to an improper or irrelevant topic will not be forwarded to the Board.

PROPOSAL TWO:

RATIFICATION OF THE 2016 AMENDMENT TO THE

NOVABAY PHARMACEUTICALS, INC. 2007 OMNIBUS INCENTIVE PLAN,

INCREASING THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN BY 1,124,836 SHARES

History and Background

At our 2016 Reconvened Annual Meeting, the Company’s stockholders approved an increase in the number of shares issuable under our 2007 Plan by 1,124,836 shares (the “2016 Amendment”). The 2016 Amendment received the affirmative support of 90.2% of the votes cast at our 2016 Reconvened Annual Meeting on May 3, 2016. Accordingly, we increased the number of shares authorized for issuance under the 2007 Plan by 1,124,836 shares on the books and records of the Company and registered the same. Notably, the 2007 Plan expired on March 15, 2017; consequently, at the upcoming 2017 Annual Meeting, the Company is requesting stockholder approval of NovaBay’s 2017 Plan, which is referenced in Proposal Three to this Proxy Statement.

It subsequently came to our attention that, in our 2016 Proxy Statement, in citing the aggregate authorized number of shares that would be available under the 2007 Plan taking into account the addition of the proposed 1,124,836 shares, we inadvertently referenced such aggregate number as 3,124,836 shares, which did not take into account our December 2015 1-for-25 reverse stock split. Such 3,124,836 aggregate number was inadvertently calculated by adding the proposed 1,124,836 share increase to the 2,000,000 shares that were already authorized at the time under Section 4(a) of the 2007 Plan (without taking into account the recent 1-for-25 reverse stock split), subject to automatic annual increases on the first (1st) day of each of the Company’s fiscal years beginning on January 1, 2009 and ending on January 1, 2017 by an amount equal to four percent (4%) of the number of shares of common stock outstanding on the last day of the immediately preceding fiscal year or such lesser number of shares of common stock as determined by the Company’s Board of Directors (the “Evergreen Provision”).

At the time of the 2016 Amendment, contrary to the disclosure of 3,124,836 shares described above, there were an aggregate authorized number of shares available under the 2007 Plan of 582,876 shares, taking into account both the Company’s December 2015 1-for-25 reverse stock split, as well as all shares issued under the 2007 Plan’s Evergreen Provision from fiscal years 2009 through 2016.

It is important to note that the Company never issued any shares under the 2007 Plan in excess of the number of shares authorized thereunder, and has maintained meticulous records to that effect. Further, the Company repeatedly stated throughout its 2016 Proxy Statement disclosure that the Company’s aggregate outstanding number of shares on the record date of April 7, 2016 was 5,074,806 shares (which reflected the 582,876 aggregate number of shares available under the 2007 Plan), and otherwise took into the account the 1-for-25 reverse stock split in its calculations and disclosures, conveying to stockholders the proportional impact of the share increase proposed under the 2016 Amendment.

Notwithstanding, to clarify the aggregate authorized number of shares available under the 2007 Plan once this discrepancy came to the Company’s attention, the Company updated Section 4(a) of the 2007 Plan in conjunction with its Form S-8 registration statement (the “Form S-8”) filed with the SEC on January 24, 2017, to register its final tranche of shares allowable under the Evergreen Provision. Specifically, the Company updated Section 4(a) of the 2007 Plan to reflect the aggregate authorized number of shares available under the 2007 Plan as 2,318,486 shares, which includes the 582,876 shares authorized at the time of the 2016 Amendment, plus the stockholder-approved 1,124,836 shares from the adopted 2016 Amendment, plus the 610,774 shares issuable pursuant to the 2007 Plan’s Evergreen Provision for fiscal year 2017. The Company included an explanatory note in its Form S-8 filing, as well as attached a copy of the updated 2007 Plan.

Although the Company has clarified the aggregate authorized number of shares available under the 2007 Plan in its Form S-8 disclosure, which now aligns fully with the rest of its 2016 Proxy Statement disclosure taking into account the December 2015 1-for-25 reverse stock split, from a best corporate governance practice, the Company seeks stockholder ratification of its previously-adopted 2016 Amendment, to confirm our stockholders’ support of such amendment to the Company’s 2007 Plan to increase the number of shares of Company common stock authorized for issuance thereunder by 1,124,836 shares.

Amendment Language

The 2016 Amendment to the 2007 Plan for ratification by stockholders reads as follows, as reflected in the Company’s Form S-8:

Section 4(a) of the 2007 Plan states as follows:

Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan as of January 23, 2017 shall be 2,318,486. Such 2,318,486 shares includes an automatic annual increase made on the first day of each of the Company’s fiscal years beginning on January 1, 2009 and ending on January 1, 2017 equal to (i) four percent (4%) of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year or (ii) such lesser number of shares of Common Stock than provided for in Section 4(a)(i) as determined by the Board. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 2,318,486, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 2,318,486, subject to adjustment as provided in Section 4(c) of the Plan.

The full text of the 2007 Plan, as proposed to be ratified, is attached as Annex A to this Proxy Statement, and the following description is qualified in its entirety by reference to that exhibit.

Summary of the 2007 Plan

The following is a summary of the principal features of the 2007 Plan and is qualified in its entirety by reference to the 2007 Plan, as proposed to be ratified, which is filed with the SEC as an attachment to this Proxy Statement.

Administration. The Compensation Committee of the Board is the committee of the Board currently administering the 2007 Plan (the “Committee”), and has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2007 Plan (provided, however, that awards to Committee members are required to be authorized by a disinterested majority of the Board).  Subject to the provisions of the 2007 Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award.  The Committee has authority to interpret the 2007 Plan, and establish rules and regulations for the administration of the 2007 Plan.  In addition, the Board may exercise the powers of the Committee at any time, but only to the extent it would not cause a loss of any benefits under § 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Eligible Participants. Any employee, officer, consultant, independent contractor or director providing services to us or any of our affiliates (including our current and future subsidiaries), who is selected by the Committee, is eligible to receive an award under the 2007 Plan.  Accordingly, each of our executive officers, directors and nominees for election as a director is eligible to receive awards under the 2007 Plan.  However, any such grants will be made by the Committee at its discretion.

Shares Authorized for Award under the 2007 Plan.   Subject to stockholder ratification of the 2016 Amendment, an aggregate of 2,318,486 shares of our common stock were available for issuance over the term of the 2007 Plan, corresponding to the Company’s Form S-8 filing. As mentioned above, this share amount includes the 582,876 shares authorized at the time of the 2016 Amendment, plus the stockholder-approved 1,124,836 shares from the adopted 2016 Amendment, plus the 610,774 shares issuable pursuant to the 2007 Plan’s Evergreen Provision for fiscal year 2017.

The shares of common stock issuable under the 2007 Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that we re-acquire and hold in treasury.  The Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2007 Plan.

If any shares of our common stock subject to any award or to which an award relates are forfeited or are reacquired by us, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2007 Plan.  In addition, shares used by award recipients as payment of the exercise price of an award or in satisfaction of the tax obligations relating to an award other than an incentive stock option will be available again for award grants.

Types of Awards and Terms and Conditions.  The 2007 Plan permits the granting of:

●	stock options (including both incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”);

●	stock appreciation rights (“SARs”);

●	restricted stock and restricted stock units (“RSUs”);

●	performance awards of cash, stock or property;

●	dividend equivalents;

●	other stock grants; and

●	other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2007 Plan or any other compensation plan.  Awards can be granted for no cash consideration or for cash or other consideration as determined by the Committee or as required by applicable law.  Awards may provide that upon the grant or exercise thereof, the holder will receive shares of our common stock or other securities or property, or any combination of these, in a single payment or installments.  The exercise price per share under any stock option and the grant price of any SAR will be determined by the Committee and may not be less than the fair market value on the date of grant of such option or SAR, or less than 110% of fair market value for incentive stock options granted to holders of more than ten percent (10%) of our common stock.  Determinations of fair market value under the 2007 Plan will be made in accordance with methods and procedures established by the Committee. The term of awards will not be longer than ten (10) years, or in the case of incentive stock options, longer than five (5) years with respect to holders of more than ten percent (10%) of our common stock.

Stock Options.  The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.  We receive no payment for the grant of an option.  Upon cessation of service, we have the right to repurchase any or all unvested shares at a price per share determined by the Committee.

SARs.  The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR, as determined by the Committee, paid solely in shares of common stock. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee. This type of SAR is sometimes described as a “stock-settled stock appreciation right.”

Restricted Stock and RSUs. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the Committee may determine. The holder of RSUs will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock at some future date determined by the Committee. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and RSUs will be forfeited, unless the Committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards. Performance awards granted under the 2007 Plan are intended to qualify as “performance-based compensation” within the meaning of § 162(m) of the Code. Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period. The Committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of § 162(m) of the Code. Performance goals must be based solely on one (1) or more of the following business criteria: (i) revenue; (ii) cash flow; (iii) gross profit; (iv) earnings before interest and taxes; (v) earnings before interest, taxes, depreciation and amortization; (vi) net earnings; (vii) earnings per share; (viii) margins, including gross profit, operating and net income margins; (ix) returns, including return on assets, equity, investment, capital and revenue and total stockholder return; (x) stock price; (xi) economic value added; (xii) working capital; (xiii) market share; (xiv) cost reductions; (xv) workforce satisfaction and diversity goals; (xvi) employee retention; (xvii) customer satisfaction; (xviii) completion of key projects; and (ixx) strategic plan development and implementation.

Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments in cash, shares of our common stock, other securities or other property equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee.

Other Stock Awards. The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the 2007 Plan limitations.

Other Stock-Based Awards. The Committee may grant awards denominated or payable in shares of our common stock, including securities convertible into such shares, consistent with the purpose of the 2007 Plan.

Duration, Termination and Amendment. The 2007 Plan expired on March 15, 2017; consequently, at the upcoming 2017 Annual Meeting, the Company is requesting stockholder approval of NovaBay’s 2017 Plan, which is referenced in Proposal Three to this Proxy Statement. Due to its expiration, awards may no longer be made under the 2007 Plan. However, unless otherwise expressly provided in an applicable award agreement, any award that was granted under the 2007 Plan prior to its expiration may extend beyond March 15, 2017 through the award’s normal expiration date.

The Board and, pursuant to the delegation of its authority, the Committee has, and continues to have despite the expiration of the 2007 Plan, the authority to amend or alter the 2007 Plan, although stockholder approval must be obtained for any action that would, absent such approval, (i) violate the rules and regulations of the NYSE MKT or any other securities exchange applicable to us, (ii) cause Rule 16b-3 of the Exchange Act or § 162(m) of the Code to become unavailable with respect to the 2007 Plan, or (iii) cause us to be unable under the Code to grant any of the incentive stock options already issued under the 2007 Plan during its term.

Transferability of Awards.  Unless otherwise provided by the Committee, awards under the 2007 Plan may only be transferred by will or by the laws of descent and distribution.

Acceleration. The Committee may accelerate the exercisability of any option award. The ability to accelerate vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Delivery of Shares for Tax Obligation. Under the 2007 Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2007 Plan and does not purport to be complete. This summary is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired pursuant to an award. Our ability to realize the benefit of any income tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of § 162(m) of the Code and the satisfaction of our tax reporting obligations.

Grant of Options and SARs.  The grant of a stock option or SAR is not expected to result in any taxable income for the recipient, and we will not be entitled to an income tax deduction.

Exercise of Options and SARs.  Upon exercising an NQSO, the optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. Upon exercising an incentive stock option, the optionee generally will not recognize taxable income (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the recipient of the SAR will recognize ordinary income in an amount equal to the fair market value on the exercise date of any shares of our common stock received, and we will generally be entitled at that time to an income tax deduction for the same amount.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an NQSO or SAR or by exercising an ISO.

Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an NQSO or SAR. The optionee’s or recipient’s tax basis in those shares will be equal to the fair market value of the shares on the date of exercise, and the optionee’s or recipient’s capital gain holding period for those shares will begin on that date.

If an optionee holds a share acquired upon exercise of an incentive stock option for more than two (2) years following the date the option was granted and more than one (1) year following the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionee disposes of a share acquired upon exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date the option was exercised, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date the option was exercised, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one (1) year. We will not be entitled to an income tax deduction on the disposition of a share acquired upon exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to an income tax deduction in an amount equal to the ordinary income includible in income by the optionee.

Awards Other than Options and SARs. As to other awards granted under the 2007 Plan that are payable in either cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. The holder’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from such an award will be the amount (if any) paid for such shares plus any ordinary income recognized when the shares are received.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. The holder’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from such an award will be the amount (if any) paid for such shares plus any ordinary income recognized when the shares become transferable or not subject to substantial risk of forfeiture.

To conform to the requirements of § 409A of the Code, the shares subject to an RSU award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the award otherwise complies with or qualifies for an exception to the requirements of § 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

Deductibility of Executive Compensation Under Code § 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to (i) each of the company’s chief executive officer and the company’s next three (3) most highly compensated executive officers (excluding the principal financial officer) or (ii) based on recent informal guidance from the Internal Revenue Service, with respect to “smaller reporting companies” or (potentially) “emerging growth companies,” as such terms are defined for purposes of the Exchange Act, each of the company’s chief executive officer and the company’s next two (2) most highly compensated executive officers (including the principal financial officer).  However, “qualified performance-based compensation” is not subject to the $1,000,000 deduction limit.  In general, to qualify as performance-based compensation under § 162(m) of the Code, the following requirements need to be satisfied:  (1) the award must be approved by a committee consisting solely of two (2) or more “outside directors,” (2) the award must be granted, become vested or settled, as applicable, only upon the achievement of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, (3) the committee must certify in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (4) prior to the granting (or vesting or settlement) of the award, a majority of the stockholders must have approved the material terms of the award (including the class of employees eligible for such award, the business criteria upon which the performance goals are based, and the maximum amount, or formula used to calculate the maximum amount, payable to any participant upon attainment of the performance goal with respect to any performance period).

The 2007 Plan has been designed to permit grants of stock options and SARs issued under the 2007 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of an NQSO or a SAR may be exempt from the $1,000,000 deduction limit. Grants of other awards under the 2007 Plan may not so qualify for this exemption.  The 2007 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the Committee that grants options or SARs consists exclusively of members of our Board who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation, which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under § 162(m) of the Code.

Award Issuances under the 2007 Plan from the Reconvened 2016 Annual Meeting to the Expiration of the 2007 Plan

As of May 3, 2016, before the adoption of the 2016 Amendment, there were 26,039 shares available for future grants under the 2007 Plan, taking into account both the Company’s December 2015 1-for-25 reverse stock split, as well as all shares issued under the 2007 Plan’s Evergreen Provision from fiscal years 2009 through 2016. The table below sets forth the number and value of all shares issued under the 2007 Plan to (1) the Company’s NEOs, (2) all non-employee directors of the Company, and (3) all non-executive employees and consultants of the Company, in each case between the 2016 Reconvened Annual Meeting date of May 3, 2016 following the adoption of the 2016 Amendment and the expiration of the 2007 Plan on March 15, 2017.

Name and Position(1)	Dollar Value ($)	Number of Options
Mark M. Sieczkarek, M.B.A., Chairman of the Board and CEO	$2,735,492	913,609(1)
Thomas J. Paulson, M.B.A., CFO, Treasurer and Corporate Secretary	$862,400	276,000(2)
Justin M. Hall, Esq. Senior Vice President and GC	$876,200	273,000(3)
Non-Employee Director Group	$484,549	150,990(4)
Non-Executive Employee/Consultant Group	$536,996	180,240(5)

(1)

Mr. Sieczkarek’s stock options include the following awards: (a) June 2016 stock option award for 675,000 shares of Company common stock, at a price of $2.78 per share, granted in connection with his entering into a new employment agreement with the Company, effective June 1, 2016 (one-third (1/3) of such options vested on January 31, 2017, in direct proportion to the percentage achievement of the stated 2016 corporate goals, as approved and determined by the Board. The remaining two-thirds (2/3) of such options will vest in equal parts on January 31, 2018 and 2019, subject to the successful completion of certain performance criteria, to be determined by the Board in January of each year; if the performance criteria is met, the option award will be fully vested and exercisable on January 31, 2019, subject to Mr. Sieczkarek continuing to be employed by the Company through the relevant vesting dates), and (b) a January 2017 stock option award for 238,609 shares of Company common stock, at a price of $3.60 per share, granted in January 2017, which equaled six percent (6%) of the aggregate number of shares issued pursuant to the Company’s warrants exercised during the 2016 calendar year (which completely vested on January 31, 2017 in direct proportion to the percentage achievement of the stated 2016 corporate goals, as approved and determined by the Board).

(2)

Mr. Paulson’s stock options include the following awards: (a) June 2016 stock option award for 160,000 shares of Company common stock at a price of $2.78 per share (which vested on January 31, 2017, in direct proportion to the percentage achievement of the stated 2016 corporate goals, as approved and determined by the Board), and (b) January 2017 stock option award for 116,000 shares of Company common stock at a price of $3.60 per share (which will vest on January 31, 2018, in direct proportion to the percentage achievement of the stated 2017 corporate goals, as approved and determined by the Board).

(3)

Mr. Hall’s stock options include the following awards: (a) June 2016 stock option award for 130,000 shares of Company common stock, at a price of $2.78 per share (which vested on January 31, 2017, in direct proportion to the percentage achievement of the stated 2016 corporate goals, as approved and determined by the Board), and (b) January 2017 stock option award for 143,000 shares of Company common stock at a price of $3.60 per share (which will vest on January 31, 2018, in direct proportion to the percentage achievement of the stated 2017 corporate goals, as approved and determined by the Board).

(4)	This column represents stock option awards made to six (6) non-employee directors:

(1)

Mr. Ma: (a) October 3, 2016 option award for 3,303 shares of common stock at a price per share of $3.99 (which vested entirely as of December 31, 2016); and (b) January 3, 2017 option award for 33,699 shares of common stock at a price per share of $3.24 (which vests in equal monthly installments beginning on the date of grant).

(2)	Mr. Freiman: January 3, 2017 option award for 25,916 shares of common stock at a price per share of $3.24 (which vests in equal monthly installments beginning on the date of grant).
(3)	Ms. Maderis: January 3, 2017 option award for 23,883 shares of common stock at a price per share of $3.24 (which vests in equal monthly installments beginning on the date of grant).
(4)	Mr. Liu: January 3, 2017 option award for 15,245 shares of common stock at a price per share of $3.24 (which vests in equal monthly installments beginning on the date of grant).
(5)	Mr. Wu: January 3, 2017 option award for 15,245 shares of common stock at a price per share of $3.24 (which vests in equal monthly installments beginning on the date of grant).
(6)

Mr. Zavodnick: (a) July 1, 2016 option award for 11,093 shares of common stock at a price per share of $2.58 (which vested entirely as of December 31, 2016); (b) October 3, 2016 option award for 247 shares of common stock at a price per share of $3.99 (which vested entirely as of December 31, 2016); and (b) January 3, 2017 option award for 22,359 shares of common stock at a price per share of $3.24 (which vests in equal monthly installments beginning on the date of grant).

(5)	This amount reflects awards to 62 Company employees and consultants.

Stockholder Approval

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the 2017 Annual Meeting is required to ratify the 2016 Amendment to the 2007 Plan. If ratified, stockholder support of the 2016 Amendment to increase the number of shares of Company common stock authorized for issuance under the 2007 Plan by 1,124,836 shares will be confirmed for corporate governance purposes. If not ratified, then the equity awards issued by the Company to its executives, employees and directors pursuant to the 2007 Plan in reliance upon such 1,124,836 share increase in accordance with the 2016 Amendment will be rendered null and void.

Recommendation of Our Board

The Board believes that stockholder ratification of the 2016 Amendment to our 2007 Plan to increase the number of shares authorized under the 2007 Plan by 1,124,836 shares, is in the best interests of the Company and our stockholders.

     For the reasons described in this Proxy Statement, our Board recommends unanimously that you vote “FOR” the ratification of the 2016 Amendment of our 2007 Plan, which increased the number of shares of Company common stock authorized for issuance thereunder by 1,124,836 shares.

PROPOSAL THREE:

APPROVAL OF THE NOVABAY PHARMACEUTICALS, INC.

2017 OMNIBUS INCENTIVE PLAN

Our Board believes that equity incentive awards are an important component of our executive and non-executive employees’ compensation and play an important role in the success of our Company. These incentives are given to Company employees, officers, directors and other key persons (including consultants) upon whose judgment, initiative and efforts we largely depend for the successful conduct of business. Because incentives provide these individuals with a proprietary interest in the Company, our Board believes that this direct stake in the Company’s future outcome aligns the interests of those individuals with those of our stockholders. Accordingly, the 2017 Plan maintains the Company’s current culture based on employee stock ownership, as having the 2017 Plan in place will enable the Company to continue to stimulate employees, non-employee directors and other key persons on our behalf, and strengthen their desire to remain with us. In addition, given the competitiveness of our industry, having the 2017 Plan in place will enable the Company to attract top talent and hire new executive officers with the appropriate qualifications and experience.

Subject to ratification by the Company’s stockholders, on March 22, 2017, the Board adopted the 2017 Plan. Stockholder adoption of the 2017 Plan will enable NovaBay to grant NQSOs, ISOs, restricted stock, performance shares, SARs, RSUs and other share-based awards to employees, directors, and consultants. Stockholder approval of the 2017 Plan will not affect awards granted under NovaBay’s prior incentive plan, the 2007 Plan.

The 2017 Plan would allow for the issuance of up to 2,318,486 shares of our common stock, plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning January 1, 2018 through January 1, 2027 equal to (i) four percent (4%) of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year or (ii) such lesser number of shares of Common Stock than provided for in Section 4(a)(i) of the 2017 Plan as determined by the Board.

We are required to obtain stockholder approval of the 2017 Plan under the rules of the NYSE MKT.  This approval is also necessary to permit us to grant incentive stock options to employees under § 422 of the Code, and to ensure that compensation paid under the 2017 Plan is eligible for an exemption from the limits on tax deductibility imposed by § 162(m) of the Code, which limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to (i) each of the company’s chief executive officer and the company’s next three (3) most highly compensated executive officers (excluding the principal financial officer) or (ii) based on recent informal guidance from the Internal Revenue Service, with respect to “smaller reporting companies” or (potentially) “emerging growth companies,” as such terms are defined for purposes of the Exchange Act, each of the company’s chief executive officer and the company’s next two (2) most highly compensated executive officers (including the principal financial officer).

Summary of the 2017 Plan

The following is a brief description of the 2017 Plan. The full text of the 2017 Plan is attached as Annex B to this Proxy Statement, and the following description is qualified in its entirety by reference to such Annex B.

Administration. The Compensation Committee of the Board is the committee of the Board that will administer the 2017 Plan, and has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2017 Plan (provided, however, that awards to Committee members are required to be authorized by a disinterested majority of the Board).  Subject to the provisions of the 2017 Plan, the Compensation Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award.  The Compensation Committee has authority to interpret the 2017 Plan, and establish rules and regulations for the administration of the 2017 Plan.  In addition, the Board may exercise the powers of the Compensation Committee at any time, but only to the extent it would not cause a loss of any benefits under § 162(m) of the Code.

Eligible Participants. Any employee, officer, consultant, independent contractor or director providing services to us or any of our affiliates (including our current and future subsidiaries), who is selected by the Compensation Committee, is eligible to receive an award under the 2017 Plan.  Accordingly, each of our executive officers, directors and nominees for election as a director is eligible to receive awards under the 2017 Plan.  However, any such grants will be made by the Compensation Committee at its discretion.

Shares Available For Awards.  An aggregate of 2,318,486 shares of our common stock are reserved for issuance over the term of the 2017 Plan.  Every year (beginning on each January 1st from January 1, 2018 through January 1, 2027), the number of shares reserved for issuance under the 2017 Plan will increase by an amount equal to the lesser of: (a) four percent (4%) of the total number of shares of our common stock outstanding on the last day of the preceding year, or (b) such lesser number as determined by our Board. Awards of ISOs under the 2017 Plan may be made for shares of our common stock with an aggregate fair market value of up to $100,000 on the grant date and exercisable for the first time by any Participant during any calendar year.

The shares of common stock issuable under the 2017 Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that we re-acquire and hold in treasury.  The Compensation Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2017 Plan.

If any shares of our common stock subject to any award or to which an award relates are forfeited or are reacquired by us, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2017 Plan.  In addition, shares used by award recipients as payment of the exercise price of an award or in satisfaction of the tax obligations relating to an award other than an incentive stock option will be available again for award grants.

Types of Awards and Terms and Conditions.  The 2017 Plan permits the granting of:

●	stock options (including both ISOs and NQSOs);

●	SARs;

●	restricted stock and RSUs;

●	performance awards of cash, stock or property;

●	dividend equivalents;

●	other stock grants; and

●	other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2017 Plan or any other compensation plan.  Awards can be granted for no cash consideration or for cash or other consideration as determined by the Compensation Committee or as required by applicable law.  Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, promissory notes, other securities, other awards or property, or any combination of these, in a single payment, installments or on a deferred basis.  The exercise price per share under any stock option and the grant price of any SAR will be determined by the Compensation Committee and may not be less than the fair market value on the date of grant of such option or SAR, or less than 110% of fair market value for incentive stock options granted to holders of more than ten percent (10%) of our common stock.  Determinations of fair market value under the 2017 Plan will be made in accordance with methods and procedures established by the Compensation Committee. The term of awards will not be longer than ten (10) years, or in the case of incentive stock options, longer than five (5) years with respect to holders of more than ten percent (10%) of our common stock.

Stock Options and SARs.

Limitations. No holder may be granted, during any one (1) calendar year period, options and SARs with respect to more than 1,000,000 shares in the aggregate (subject to adjustment as provided for in the 2017 Plan).

Stock Options.  The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or, at the discretion of the Compensation Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. The shares subject to each option will generally vest in one (1) or more installments over a specified period of service measured from the grant date.  We receive no payment for the grant of an option.  Upon cessation of service, we have the right to repurchase any or all unvested shares at a price per share determined by the Compensation Committee.

SARs.  The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Compensation Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR, as determined by the Compensation Committee, paid solely in shares of common stock. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee. This type of SAR is sometimes described as a “stock-settled stock appreciation right.”

Restricted Stock. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Compensation Committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the Compensation Committee may determine. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock shall be forfeited, unless the Compensation Committee determines that it would be in our best interest to waive the remaining restrictions.

RSUs. The holder of RSUs will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock at some future date determined by the Compensation Committee. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the RSUs will be forfeited, unless the Compensation Committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards. Performance awards granted under the 2017 Plan are intended to qualify as “performance-based compensation” within the meaning of § 162(m) of the Code. Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period. The Compensation Committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of § 162(m) of the Code. Performance goals must be based solely on one or more of the following business criteria: (1) revenue; (2) cash flow; (3) gross profit; (4) earnings before interest and taxes; (5) earnings before interest, taxes, depreciation and amortization; (6) net earnings; (7) earnings per Share; (8) margins (including one (1) or more of gross, operating and net income margins); (9) returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return); (10) Share price; (11) economic value added; (12) working capital; (13) market share; (14) cost reductions; (15) workforce satisfaction and diversity goals; (16) employee retention; (17) customer satisfaction; (18) completion of key projects; and (19) strategic plan development and implementation.

Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments in cash, shares of our common stock, other securities or other property equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee.

Other Stock Awards. The Compensation Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the 2017 Plan limitations.

Other Stock-Based Awards. The Compensation Committee may grant awards denominated or payable in shares of our common stock, including securities convertible into such shares, consistent with the purpose of the 2017 Plan.

Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board, the 2017 Plan will expire on June 2, 2027. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2017 Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.

The Board and, pursuant to the delegation of its authority, the Compensation Committee, may amend, alter or discontinue the 2017 Plan at any time, although stockholder approval must be obtained for any action that would, absent such approval, (i) violate the rules and regulations of the NYSE MKT or any other securities exchange applicable to us, (ii) cause Rule 16b-3 of the Exchange Act or § 162(m) of the Code to become unavailable with respect to the 2017 Plan, or (iii) cause us to be unable under the Code to grant incentive stock options under the 2017 Plan.

Transferability of Awards.  With the exception of NQSOs, unless otherwise provided by the Compensation Committee, awards under the 2017 Plan may only be transferred by will or by the laws of descent and distribution.

Acceleration. The Compensation Committee may accelerate the exercisability of any option award. The ability to accelerate vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Delivery of Shares for Tax Obligation. Under the 2017 Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.

Governing Law. The validity, construction and effect of the 2017 Plan or any award, and any rules and regulations relating to the 2017 Plan or any award, will be determined in accordance with the laws of the State of Delaware.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2017 Plan and does not purport to be complete. This summary is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired pursuant to an award. Our ability to realize the benefit of any income tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of § 162(m) of the Code and the satisfaction of our tax reporting obligations.

Grant of Options and SARs.  The grant of a stock option or SAR is not expected to result in any taxable income for the recipient, and we will not be entitled to an income tax deduction upon such grants.

Exercise of Options and SARs.  Upon exercising an NQSO, the optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. Upon exercising an incentive stock option, the optionee generally will not recognize taxable income (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the recipient of the SAR will recognize ordinary income in an amount equal to the fair market value on the exercise date of any shares of our common stock received, and we will generally be entitled at that time to an income tax deduction for the same amount.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an NQSO or SAR or by exercising an incentive stock option.

Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an NQSO or SAR. The optionee’s or recipient’s tax basis in those shares will be equal to the fair market value of the shares on the date of exercise, and the optionee’s or recipient’s capital gain holding period for those shares will begin on that date.

If an optionee holds a share acquired upon exercise of an incentive stock option for more than two (2) years following the date the option was granted and more than one (1) year following the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionee disposes of a share acquired upon exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date the option was exercised, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date the option was exercised, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. The Company will not be entitled to an income tax deduction on the disposition of a share acquired upon exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to an income tax deduction in an amount equal to the ordinary income includible in income by the optionee.

Awards Other than Options and SARs. As to other awards granted under the 2017 Plan that are payable in either cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. The holder’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from such an award will be the amount (if any) paid for such shares plus any ordinary income recognized when the shares are received.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. The holder’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from such an award will be the amount (if any) paid for such shares plus any ordinary income recognized when the shares become transferable or not subject to substantial risk of forfeiture.

To conform to the requirements of § 409A of the Code, the shares subject to an RSU award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the award otherwise complies with or qualifies for an exception to the requirements of § 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

Deductibility of Executive Compensation Under Code § 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to (i) each of the company’s chief executive officer and the company’s next three (3) most highly compensated executive officers (excluding the principal financial officer) or (ii) based on recent informal guidance from the Internal Revenue Service, with respect to “smaller reporting companies” or (potentially) “emerging growth companies,” as such terms are defined for purposes of the Exchange Act, each of the company’s chief executive officer and the company’s next two (2) most highly compensated executive officers (including the principal financial officer).  However, “qualified performance-based compensation” is not subject to the $1,000,000 deduction limit.  In general, to qualify as performance-based compensation under § 162(m) of the Code, the following requirements need to be satisfied:  (1) the award must be approved by a committee consisting solely of two or more “outside directors,” (2) the award must be granted, become vested or settled, as applicable, only upon the achievement of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, (3) the committee must certify in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (4) prior to the granting (or vesting or settlement) of the award, a majority of the stockholders must have approved the material terms of the award (including the class of employees eligible for such award, the business criteria upon which the performance goals are based, and the maximum amount, or formula used to calculate the maximum amount, payable to any participant upon attainment of the performance goal with respect to any performance period).

The 2017 Plan has been designed to permit grants of stock options and SARs issued under the 2017 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of an NQSO or a SAR may be exempt from the $1,000,000 deduction limit. Grants of other awards under the 2017 Plan may not so qualify for this exemption.  The 2017 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the Compensation Committee that grants options or SARs consists exclusively of members of our Board who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation, which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under § 162(m) of the Code.

Recommendation of Our Board

For the reasons described in this Proxy Statement, our Board recommends unanimously that you vote “FOR” the approval of the 2017 Plan.

PROPOSAL FOUR:

ADVISORY, NON-BINDING VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected OUM & Co. LLP (“OUM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017. We are asking the stockholders to ratify the selection by the Audit Committee of OUM as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2017, and to perform other appropriate services. Stockholder ratification of the selection of OUM as our independent registered public accounting firm is not required by the Bylaws or otherwise. In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company’s best interests and our stockholders’ best interests.

A representative of OUM is expected to be present at the Annual Meeting and will have the opportunity to make a brief presentation to the stockholders if he or she so desires and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the fees billed to us for the fiscal years ended December 31, 2016 and 2015, by OUM, our independent registered public accounting firm, for such years:

	2016	2015
Audit Fees	$219,635	$89,080
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	20,572	68,094
Total Fees	$240,207	$157,154

Audit Fees. Audit fees consisted of fees billed by OUM for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements and other engagements such as consents, and review of documents filed with the SEC.

Audit-Related Fees. Audit-related fees comprise fees for professional services rendered by OUM that are reasonably related to the performance of the audit or review of our consolidated financial statements and internal controls over financial reporting that are not reported in “Audit Fees.” There were no such services rendered by OUM in 2016 and 2015 that meet the above category description.

Tax Fees. These are fees for professional services rendered by OUM with respect to tax compliance, tax advice and tax planning. There were no such services rendered by OUM in 2016 and 2015 that meet the above category description.

All Other Fees. All other fees consisted of fees associated with the review of registration statements on Form S-3 and Form S-8, comfort letters and consents performed by OUM.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

All engagements for services by OUM or other independent registered public accounting firms are subject to prior approval by the Audit Committee; however, de minimis non-audit services instead may be approved in accordance with applicable SEC rules. The Audit Committee approved all services provided by OUM for the fiscal years ended December 31, 2015 and December 31, 2016.

Recommendation of Our Board

Our Board recommends unanimously that you vote “FOR” the ratification of the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the audited consolidated financial statements of NovaBay Pharmaceuticals, Inc. for the fiscal year ended December 31, 2016, included in the Annual Report on Form 10-K for that year.

The Audit Committee has reviewed and discussed the audited financial statements of NovaBay for the fiscal year ended December 31, 2016 with NovaBay’s management. The Audit Committee has discussed with NovaBay’s independent registered public accounting firm, OUM, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received the written disclosures and the letter from OUM required by applicable requirements of the PCAOB regarding OUM’s communications with the Audit Committee concerning independence, and has discussed with OUM the independence of OUM.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to NovaBay’s Board that the audited financial statements be included in NovaBay’s Annual Report, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Gail Maderis, Chairman Paul E. Freiman Todd Zavodnick

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information regarding our executive officers as of April 17, 2017.

Name	Age	Current Position(s)
Mark M. Sieczkarek, M.B.A.	62	CEO and Chairman of the Board
Thomas J. Paulson, M.B.A.	70	CFO, Treasurer and Corporate Secretary
Justin M. Hall, Esq.	39	Senior Vice President and General Counsel

The following is certain biographical information regarding our executive officers. The biography of Mr. Sieczkarek appears earlier in this Proxy Statement in “Directors and Nominees” in Proposal One above.

Thomas J. Paulson, M.B.A. (“Mr. Paulson”) has served as our CFO, Treasurer and Corporate Secretary since January 2008. Prior to joining NovaBay, Mr. Paulson was: (i) a partner at Tatum LLC (“Tatum”), an executive services and consulting firm, which he joined in April 2007, where he focused primarily on business development; and (ii) the president and chief executive officer of The Paulson Group, a management consulting company whose clients included high-technology and biotechnology companies, which he founded in February 2006. Tatum is a management consulting firm providing “C” level interim professionals to private and public companies. Immediately prior to forming The Paulson Group, Mr. Paulson was vice president-finance, chief financial officer and secretary of Avigen, Inc. (“Avigen”), then a publicly traded biopharmaceutical company focused on unique and small molecule therapeutics and biologics, from 1996 to January 2006. As Avigen’s chief financial officer, Mr. Paulson was responsible for managing a staff of ten (10) people and oversaw the finance, accounting and human resources department. He also was a member of Avigen’s executive committee. From 1989 to 1994, Mr. Paulson served as chief financial officer, treasurer and secretary of Neurogen Corporation, a publicly traded development stage biotechnology company and held senior management positions at Ciba-Corning Diagnostics, Quidel Corporation and Abbott Laboratories. Mr. Paulson received a B.A. in Business Administration from Loyola University in Chicago and an M.B.A. from the University of Chicago.

Justin Hall, Esq. (“Mr. Hall”) has served as our Senior Vice President and General Counsel (“GC”) since December 2015. Prior to this, he served as our lead in-house counsel beginning in February 2013. Prior to joining NovaBay, Mr. Hall worked as Corporate Counsel at Accuray Incorporated, a radiation oncology company, which he joined in October 2006, where he reported directly to the GC and provided substantive legal advice on a broad range of complex legal matters with a focus on employment, corporate compliance, and corporate governance. Mr. Hall also worked as an investment advisor and attorney for the 401(k) Resource Center, which he founded in January 2009, which helped plan sponsors manage their retirement plans by providing legal advice. Mr. Hall’s prior experience also includes serving as an investment advisor at Sagemark Consulting from 2000 to 2006, and a stock broker at First Security Van Kasper from 1998 to 2001. Mr. Hall received a B.A. in Business Administration and Management from the University of California, San Diego, and a J.D. from the University of San Diego, School of Law.

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ended December 31, 2016 and December 31, 2015 by (1) our CEO and Chairman of the Board, (2) our CFO, and (3) our Senior Vice President and GC. Each individual served as an executive officer of the Company in both 2016 and 2015. The officers listed below are collectively referred to as the “NEOs” in this Proxy Statement.

Name and Principal Position	Fiscal Year	Salary		Bonus	Option Awards(3)	All Other Compensation(4)	Total
Mark M. Sieczkarek, M.B.A.,	2016	$199,998	(1)	$240,000	$1,550,598	$13,500	$2,004,096
Chairman of the Board and CEO	2015	–	(2)	–	78,532	23,750	102,282

Thomas J. Paulson, M.B.A., CFO,	2016	$290,000		$95,700	$332,098	$1,060	$718,858
Treasurer and Corporate Secretary	2015	277,898		69,000	54,000	6,946	407,844

Justin M. Hall, Esq.	2016	$190,000		$62,700	$282,382	$801	$535,883
Senior Vice President and GC	2015	160,401		41,000	20,250	293	221,944

(1)

Mr. Sieczkarek entered into a new employment agreement with the Company, effective June l, 2016, pursuant to which he will receive an annual base salary of $400,000. This amount has been prorated for service to the Company from the period of June 1, 2016 through December 31, 2016. Prior to June 1, 2016, Mr. Sieczkarek received 100% of his salary in the form of equity compensation (see Note 2 below).

(2)

Although Mr. Sieczkarek was appointed by the Board as Interim President and CEO of the Company effective November 18, 2015, the Company and Mr. Sieczkarek did not enter into an employment agreement, setting forth his salary compensation, until December 29, 2015. As part of his 2015 employment agreement, Mr. Sieczkarek agreed that the Compensation Committee shall have the sole discretion to pay 100% of his salary in the form of equity compensation in order to further the Company’s effort to conserve cash. Mr. Sieczkarek has since entered into a new employment agreement, effective June 1, 2016, that provides for an annual base salary of $400,000. See Note 1 above. Certain information regarding Mr. Sieczkarek’s 2015 and 2016 compensation arrangements is set forth in “Executive Compensation and Other Information—Employment-Related Agreements and Potential Payments Upon Termination or Change in Control – Mark Sieczkarek, Thomas Paulson and Justin Hall.”

(3)

These amounts represent the aggregate grant date fair value of the equity awards granted to our NEOs during the fiscal year. The aggregate grant date fair value is computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. See Note 11 to our consolidated financial statements in our Annual Report regarding assumptions underlying the valuation of our equity awards. These amounts do not correspond to the actual value that may be recognized by our NEOs.

(4)	For Mr. Hall and Mr. Paulson, these amounts include individual life insurance premiums paid for by the Company. In the case of Mr. Sieczkarek, the amount includes a $13,500 annual car allowance.

In connection with Mr. Sieczkarek entering into a new employment agreement with the Company, effective June l, 2016, he received an initial stock option award of 675,000 shares of the Company’s common stock and a stock option award granted in January 2017, equal to six percent (6%) of the aggregate number of shares issued pursuant to the Company’s warrants exercised during the 2016 calendar year. See the section entitled “Employment Related Agreements and Potential Payments Upon Termination or Change in Control – Mark Sieczkarek, Thomas Paulson and Justin Hall” for more information regarding these stock option awards.

In June 2016, Messrs. Paulson and Hall were awarded 160,000 and 130,000 stock options, respectively, under our 2007 Plan at an exercise price per share equal to the closing sales price of our common stock on the NYSE MKT on the date of grant. The options vested on January 31, 2017, in direct proportion to the percentage achievement of the stated 2016 corporate goals, as approved and determined by the Board, which was 100%.

In October 2015, as a part of the Company’s Annual Employee Equity Refresh Program for all employees, Mr. Paulson was granted options to purchase 6,000 shares, and Mr. Hall was granted options to purchase 2,000 shares (Mr. Hall did not become a Section 16 reporting officer until January 8, 2016, and as a result, a Form 4 was not filed at the time of this option award grant of 2,000 shares).

2016 Performance Incentives

The Company’s 2016 performance incentive program largely mirrored the 2015 performance incentive program. The Board, upon the recommendation of the Compensation Committee, established the bonus payments for the 2016 fiscal year to be paid to the NEOs. The final amount and timing of award payments were at the discretion of the Compensation Committee, and the Compensation Committee could modify the amount of the bonus pool at its discretion, or defer or cancel awards at its discretion. The pre-established target bonuses were 50% of base salary for Mr. Sieczkarek, and 30% of base salary for each of Mr. Paulson and Mr. Hall. To establish the bonus payments for 2016 performance, the Compensation Committee applied the criteria previously established by the Compensation Committee for the Company’s bonus structure, and determined that a corporate goal achievement of 100% should be applied to the pre-established target bonuses for the executive officers.

2015 Performance Incentives

The Board, upon the recommendation of the Compensation Committee, established the bonus payments for the 2015 fiscal year to be paid to the NEOs. The final amount and timing of award payments were at the discretion of the Compensation Committee, and the Compensation Committee could modify the amount of the bonus pool at its discretion, or defer or cancel awards at its discretion. The pre-established target bonuses were zero percent (0%) of base salary for Mr. Sieczkarek, and 30% of base salary for each of Mr. Paulson and Mr. Hall. To establish the bonus payments for 2015 performance, the Compensation Committee applied the criteria previously established by the Compensation Committee for the Company’s bonus structure, and determined that a corporate goal achievement of 67% should be applied to the pre-established target bonuses for the executive officers.

Outstanding Equity Awards at Fiscal Year End

The following table presents the outstanding equity awards held by each of the NEOs as of December 31, 2016. Stock options were granted pursuant to our 2002 Stock Option Plan (“2002 Plan”) and 2005 Stock Option Plan (“2005 Plan”) prior to our initial public offering in October 2007 and pursuant to our 2007 Plan thereafter. All options granted under our 2002 Plan and 2005 Plan were immediately exercisable and subject to a right of repurchase for any shares exercised prior to vesting. The options granted under our 2007 Plan are not exercisable until they have vested.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date
Mark M. Sieczkarek, M.B.A.	–		675,000	(2)	$2.78	06/06/2026
	14,696		1,336		$2.02	01/04/2026
	966		–		$19.75	06/12/2025
	3,707		–		$16.00	01/02/2025
	1,343		–		$28.50	01/30/2024
	600		600		$31.25	01/09/2024

Thomas J. Paulson, M.B.A.	–		160,000	(4)	$2.78	06/06/2026
	1,500		4,500		$6.75	10/05/2025
	1,350		1,050		$18.75	09/26/2024
	395		–		$25.00	04/15/2024
	3,575		825		$42.75	09/26/2023
	937		63		$28.25	01/10/2023
	1,000		–		$30.50	09/26/2022
	2,189	(3)	–		$36.00	02/17/2022
	2,240		–		$27.25	10/27/2021
	2,800		–		$47.00	11/15/2020
	1,524		–		$43.75	10/06/2019
	1,776		–		$48.75	09/05/2019
	1,064		–		$39.00	01/28/2019
	8,000		–		$95.00	01/13/2018

Justin M. Hall, Esq.	–		130,000	(4)	$2.78	06/06/2026
	500		1,500		$6.75	10/01/2025
	675		525		$18.75	09/26/2024
	617		143		$42.75	09/26/2023
	1,125		75		$30.50	02/01/2023

(1)

Unless otherwise noted, each option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter. Options have a term of ten (10) years from the date of grant.

(2)

This option award grant was issued to Mr. Sieczkarek pursuant to his 2016 employment agreement. One-third (1/3) of the shares subject to this option vested on January 31, 2017, in direct proportion to the percentage achievement of the stated 2016 corporate goals, as approved and determined by the Board. The remaining two-thirds (2/3) of the shares subject to this option shall vest in equal parts on January 31, 2018 and 2019, subject to the successful completion of certain performance criteria, to be determined by the Board in January of each year. Should the performance criteria be met, the option will be fully vested and exercisable on January 31, 2019, subject to Mr. Sieczkarek continuing to be employed by the Company through the relevant vesting dates.

(3)	The options vested and became exercisable in four equal installments: 25% each on March 30, 2012, June 30, 2012, September 30, 2012 and December 30, 2012.

(4)

The options vested and became exercisable on January 31, 2017, in direct proportion to the percentage achievement of the stated 2016 corporate goals, as approved and determined by the Board, which was 100%.

Employment-Related Agreements and Potential Payments upon Termination or Change in Control – Mark Sieczkarek, Thomas Paulson and Justin Hall

On March 26, 2016, NovaBay executed a new employment agreement with Mr. Sieczkarek. As of January 1, 2016 and December 29, 2015, the Company also entered into employment agreements with Mr. Paulson and Mr. Hall, respectively. The principal terms of those employment agreements are summarized below.

In the event that the 2017 Plan is approved by the Company’ stockholders, the Company expects that the Compensation Committee and the Board will award any annual equity performance bonuses pursuant to such employment agreements under the 2017 Plan.

Mark Sieczkarek

Mr. Sieczkarek was appointed by the Board as Interim CEO of the Company effective November 18, 2015, and the Company entered into a formal employment agreement with Mr. Sieczkarek approximately one (1) month later, on December 29, 2015, regarding this interim appointment. Mr. Sieczkarek was subsequently appointed by the Board as the Company’s permanent CEO and accordingly on May 26, 2016, Mr. Sieczkarek entered into a new employment agreement with the Company, effective June 1, 2016.

Mr. Sieczkarek’s current employment agreement provides for at-will employment and a term commencing on June 1, 2016 and continuing for one (1) year unless earlier terminated. The employment agreement includes an annual base salary of $400,000 and in connection with Mr. Sieczkarek entering into the employment agreement with the Company, effective June 1, 2016, he received an initial stock option award of 675,000 shares of the Company’s common stock (the “Option”). One-third (1/3) of the shares subject to the Option vested on January 31, 2017, in direct proportion to the percentage achievement of the stated 2016 corporate goals, as approved and determined by the Board, which was 100%. The remaining two-thirds (2/3) of the shares subject to the Option will vest in equal parts on January 31, 2018 and January 31, 2019, subject to the successful completion of certain performance criteria, to be determined by the Board in January of each year. Should the performance criteria be met, the Option will be fully vested and exercisable on January 31, 2019, subject to Mr. Sieczkarek continuing to be employed by the Company through the relevant vesting dates. Also pursuant to his employment agreement, Mr. Sieczkarek is entitled to a second stock option award, which was granted in late January 2017 with full vesting in the same month on January 31, 2017, equal to six percent (6%) of the aggregate number of shares issued pursuant to the Company’s warrants exercised during the 2016 calendar year (the “Secondary Grant”). The Secondary Grant vested on January 31, 2017, in direct proportion to the percentage achievement of the stated 2016 corporate goals, as approved and determined by the Board, which was 100%.

In addition, Mr. Sieczkarek will have the opportunity to earn an annual performance bonus in an amount up to 50% of his base salary; the final amount of the annual bonus will be determined by the Board or the Compensation Committee in consultation with Mr. Sieczkarek, based upon mutually agreed, written performance objectives. The Compensation Committee has the sole discretion to pay any portion of, or the entire, annual performance bonus in the form of equity compensation.

Mr. Sieczkarek also has the opportunity to earn a performance bonus in an amount up to 25% of his base salary (the “Long-Term Bonus”); the final amount of the Long-Term Bonus will be determined by the Compensation Committee in consultation with Mr. Sieczkarek, based upon mutually agreed, written performance objectives. The Compensation Committee has the sole discretion to pay a portion or the entire Long-Term Bonus in the form of equity compensation.

In the event the Company terminates Mr. Sieczkarek for cause (as defined in the employment agreement) or Mr. Sieczkarek resigns (except in connection with a constructive termination (as defined in the employment agreement)), he shall be entitled to any earned but unpaid wages or other compensation (including reimbursements of his outstanding expenses and unused vacation) earned through the termination date.

In the event the Company terminates Mr. Sieczkarek without cause (including death, long-term disability or for constructive termination), (each as defined in the employment agreement), he will be entitled to (i) an amount equal to 18 months of his then-current base salary, plus (ii) an amount equal to the cash portion of his target annual bonus for the fiscal year in which termination occurs (with it deemed that all performance goals have been met at 100% of budget or plan). This severance payment will be made in one lump sum 30 days following Mr. Sieczkarek’s termination. The Company also will reimburse Mr. Sieczkarek’s COBRA premiums for a period of 18 months following his termination (subject to earlier termination if he is not, or ceases to be, eligible for COBRA). Finally, at the time of his termination, all equity awards that would have vested in connection with Mr. Sieczkarek’s continued service to the Company over the next 18 months will automatically vest.

In the event the Company terminates Mr. Sieczkarek in connection with a change of control (as defined in the employment agreement), then subject to his execution, delivery and non-revocation of a release of claims, he will be entitled to (i) an amount equal to twice his base salary, plus (ii) an amount equal to one and one-half times his target annual bonus for the fiscal year in which termination occurs. The Company also will reimburse Mr. Sieczkarek’s COBRA premiums for a period of 18 months following his termination.

Thomas Paulson

On January 1, 2016, the Company and Mr. Paulson, the Company’s CFO, entered into an employment agreement, which replaced his prior employment agreement that expired on December 31, 2015. Mr. Paulson’s employment agreement provides for a term commencing on January 1, 2016 and ending on December 31, 2017. Mr. Paulson’s employment agreement also provides for an annual base salary of $290,000, subject to at least annual review, and may be adjusted by action of the Board, based on Mr. Paulson’s performance, the financial performance of the Company and the compensation paid to a CFO (in comparable positions). Such adjustments shall not reduce Mr. Paulson’s then-current annual base salary unless he provides written consent.

In addition, Mr. Paulson will be eligible for any bonus plan that is deemed appropriate by the Board. The bonus amount will be determined by the Board, in its sole discretion, based upon the following factors: (i) the fulfillment, during the relevant year, of specific milestones and tasks delegated, for such year, to Mr. Paulson as set by Mr. Paulson and the Company’s President/CEO and/or the Board, before the end of the first calendar quarter; (ii) the evaluation of Mr. Paulson by the Company’s President/CEO and/or the Board; (iii) the Company’s financial, product and expected progress; and (iv) other pertinent matters relating to the Company’s business and valuation. Any bonus will be payable within two and a half (2 1/2) months following the end of the year for which the bonus was earned. The Compensation Committee will have the sole discretion to pay a portion or the entire annual bonus in the form of equity compensation.

In the event the Company terminates Mr. Paulson for cause (as defined in the employment agreement), he will be entitled to any earned but unpaid wages or other compensation (including reimbursements of his outstanding expenses and unused vacation) earned through the termination date. In the event the Company terminates Mr. Paulson without cause (including death, disability or for constructive termination) (each as defined in the employment agreement) or Mr. Paulson voluntarily terminates his employment upon or after reaching the age of 65 provided such termination constitutes a “separation from service” as such term is defined in § 409A of the Code, he will be entitled to an amount equal to his annualized base salary in effect on the date of separation from service (the “CFO Severance Amount”). The CFO Severance Amount will be paid in equal monthly installments at the rate in effect at the time of Mr. Paulson’s termination. The Compensation Committee will have the sole discretion to pay any or all of the CFO Severance Amount in the form of equity compensation. The CFO Severance Amount will be in addition to Mr. Paulson’s earned wages and other compensation (including reimbursements of his outstanding expenses and unused vacation) through the date his employment is terminated from the Company. Moreover, all options held by Mr. Paulson will be subject to full accelerated vesting on the date of termination without cause and the exercise period shall be extended to three (3) years from the date of termination, or the option expiration date as provided in the stock option agreements between Mr. Paulson and the Company. In order to terminate Mr. Paulson for cause (or for Mr. Paulson to resign for constructive termination), the acting party must give notice to the other party specifying the reason for termination and providing a period of 30 days to cure the reason specified. If there is no cure within 30 days or the notified party earlier refuses to effect the cure, the termination will then be deemed effective.

Justin Hall

On December 29, 2015, the Company and Mr. Hall executed an employment agreement in connection with his appointment as the Company’s GC by the Board on December 28, 2015.

Mr. Hall’s employment agreement provides for a term commencing on December 29, 2015 and ending on December 31, 2017. Mr. Hall’s employment agreement provides for an annual base salary of $190,000, subject to at least annual review, which the Compensation Committee shall have the sole discretion to pay 18% in the form of equity compensation. Mr. Hall’s salary may be adjusted by action of the Board, based on Mr. Hall’s performance, the financial performance of the Company and the compensation paid to a GC (in comparable positions). Such adjustments shall not reduce Mr. Hall’s then-current annual base salary unless he provides written consent.

In addition, Mr. Hall will be eligible for any bonus plan that is deemed appropriate by the Board. The bonus amount shall be determined by the Board, in its sole discretion, based upon the following factors: (i) the fulfillment, during the relevant year, of specific milestones and tasks delegated, for such year, to Mr. Hall as set by Mr. Hall and the Company’s President/CEO and/or the Board, before the end of the first calendar quarter; (ii) the evaluation of Mr. Hall by the Company’s President/CEO and/or the Board; (iii) the Company’s financial, product and expected progress; and (iv) other pertinent matters relating to the Company’s business and valuation. Any bonus will be payable within two and a half (2 1/2) months following the end of the year for which the bonus was earned. The Compensation Committee shall have the sole discretion to pay a portion or the entire annual bonus in the form of equity compensation.

In the event the Company terminates Mr. Hall for cause (as defined in the employment agreement), he shall be entitled to any earned but unpaid wages or other compensation (including reimbursements of his outstanding expenses and unused vacation) earned through the termination date. In the event the Company terminates Mr. Hall without cause (including death, disability, or for constructive termination) (each as defined in the employment agreement), he shall be entitled to an amount equal to his annualized base salary in effect on the date of separation from service plus the full target annual bonus percentage for the current fiscal year (the “GC Severance Amount”), which will be paid in equal monthly installments at the rate in effect at the time of Mr. Hall’s termination. The GC Severance Amount will be in addition to Mr. Hall’s earned wages and other compensation (including reimbursements of his outstanding expenses and unused vacation) through the date his employment is terminated from the Company. Moreover, all options held by Mr. Hall will be subject to full accelerated vesting on the date of termination without cause and the exercise period shall be extended to three (3) years from the date of termination, or the option expiration date as provided in the stock option agreements between Mr. Hall and the Company. In order to terminate Mr. Hall for cause (or for Mr. Hall to resign for constructive termination), the acting party must give notice to the other party specifying the reason for termination and providing a period of 30 days to cure the reason specified. If there is no cure within 30 days or the notified party earlier refuses to effect the cure, the termination will then be deemed effective.

Director Compensation

The compensation and benefits for services as a member of our Board is determined by our Board. Directors employed by us are not compensated for service on the Board or any committee of the Board; however, we reimburse all directors for any out-of-pocket expenses incurred in connection with attending meetings of our Board and committees of our Board.

In March 2016, the Board, upon the recommendation of the Compensation Committee, approved the Non-Employee Director Compensation Program, effective March 21, 2016 and as amended on December 15, 2016 (the “2016 Non-Employee Director Compensation Program”). Under the 2016 Non-Employee Director Compensation Program, each director may elect to take his or her annual compensation in a combination of options and cash. Due to Mr. Sieczkarek’s position as the Company’s CEO, he is the only director that is not eligible to, and does not participate in, the 2016 Non-Employee Director Compensation Program.

Prior to the adoption of the 2016 Non-Employee Director Compensation Program, NovaBay had in effect, since January 1, 2013, a prior director compensation program (the “Prior Non-Employee Director Compensation Program”). When the Board appointed Mr. Sieczkarek as Independent Chairman in 2015, the Board amended the Prior Non-Employee Director Compensation Program to include annual compensation of $35,000 for the Independent Chairman.

The approved director compensation for 2016 was a combination of options and cash. All cash compensation was payable quarterly on the first (1st) business day of the beginning of the quarter. Approved director compensation for 2016 was as follows:

Board Meetings	Chairman of Committee for Committee Meetings	All Other Members for Committee Meetings

Annual fee of $30,000 in cash and/or options. If options are elected, the options are granted on the first day of the year of the grant on which the NYSE MKT is open for trading, and vest in equal monthly installments at the beginning of each month, over the course of one year.

Chairman of the Audit Committee: Annual cash compensation of $12,000 per year.

Chairman of the Compensation Committee: Annual cash compensation of $10,000 per year.

Chairman of the N&CG Committee: Annual cash compensation of $8,000 per year.

Member of the Audit Committee: Annual cash compensation of $6,000 per year. Member of the N&CG and Compensation Committees: Annual cash compensation of $5,000 per year.

Non-employee directors also may be granted additional awards under our equity incentive plans at the discretion of our Board.

The compensation received during 2016 by each non-employee director is set forth below.

Name(1)	Fees Earned or Paid in Cash	Option Awards($)(2)	Total ($)
Paul E. Freiman, Ph.D.(3)	$51,000	$1,164	$52,164
Xinzhou (Paul) Li	$30,000	$-	$30,000
Xiaoyan (Henry) Liu(4)	$22,500	$-	$22,500
Yonghao (Carl) Ma, Ph.D.(3)(5)	$10,000	$-	$10,000
Gail Maderis, M.B.A.(3)	$47,000	$1,164	$48,164
T. Alex McPherson, M.D., Ph.D., ICD.D(3)(6)	$32,250	$1,164	$34,164
Massimo Radaelli, Ph.D.(3)(7)	$20,500	$1,164	$21,664
Mijia (Bob) Wu, M.B.A.(4)	$22,500	$-	$22,500
Todd Zavodnick, M.B.A. (3)(8)	$21,417	$-	$21,417

(1)

Mr. Sieczkarek is not included in this table because he is currently an NEO. Any compensation that he did receive for his service as a director during 2016 prior to becoming an employee of the Company is reflected in the Summary Compensation Table for NEOs above.

(2)

These amounts represent the aggregate grant date fair value of $1.94 per share for the stock option awards granted in fiscal year 2016, computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of stock options are described in Note 12 of the Notes to the consolidated financial statements included in the Company’s Annual Report. At December 31, 2016, the aggregate number of vested and unvested stock options for each of the non-employee directors that held stock options was as follows: Mr. Freiman, 34,546 vested and 2,236 unvested; Ms. Maderis, 38,265 vested and 2,065 unvested; Dr. Ma, 3,303 vested and 0 unvested; and Mr. Zavodnick, 11,340 vested and 0 unvested.

(3)	These directors elected to take their annual fees in the form of stock options.

(4)

Mr. Wu and Mr. Liu were each appointed as a member of the Company’s Board on January 26, 2016, and as a result, the compensation listed in the above table only reflects any compensation for Board service received from January 26, 2016 through December 31, 2016.

(5)

Dr. Ma was appointed as a member of the Company’s Board on August 24, 2016, and as a result, the compensation listed in the above table only reflects any compensation for Board service received from August 24, 2016 through December 31, 2016.

(6)

On August 24, 2016, Dr. McPherson resigned as a member of the Company’s Board, and as a result, his compensation as listed in the above table covers only part of 2016 (January 1, 2016 through August 24, 2016). As a result of Dr. McPherson’s resignation, his outstanding stock options were forfeited in November 2016 pursuant to the terms of his applicable award agreement(s).

(7)

On May 6, 2016, Dr. Radaelli resigned as a member of the Company’s Board, and as a result, his compensation as listed in the above table covers only part of 2016 (January 1, 2016 through May 6, 2016). As a result of Dr. Radaelli’s resignation, his outstanding stock options were forfeited in August 2016 pursuant to the terms of his applicable award agreement(s).

(8)

Mr. Zavodnick was appointed as a member of the Company’s Board on May 6, 2016, and as a result, his compensation listed in the above table only reflects compensation for Board service received from May 6, 2016 through December 31, 2016.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates information as of April 17, 2017, regarding the ownership of our common stock by:

●	each person who is known by us to own more than five percent (5%) of our shares of common stock;

●	each of our senior executive officers who are NEOs under SEC proxy rules;

●	each of our directors; and

●	all of our directors and executive officers as a group.

The percentage of shares beneficially owned is based on 15,309,175 shares of common stock outstanding as of April 17, 2017. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them and no shares are pledged.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Beneficial Owners Holding More Than 5% (other than Executive Officers and Directors)
China Pioneer Pharma Holdings Limited(2)	5,212,748	34.0%
190 Elgin Avenue, George Town,
Grand Cayman, Cayman Islands KY1-9005

Jian Ping Fu (“Mr. Fu”)(3)	3,983,304	26.0%
11 Williams Road
Mt. Eliza, Melbourne VIC 3930
Australia

Executive Officers and Directors
Mark M. Sieczkarek, M.B.A.(4)	1,475,577	9.3%
Thomas J. Paulson, M.B.A.(5)	195,338	1.3%
Justin M. Hall, Esq.(6)	136,770	*
Paul E. Freiman, Ph.D.(7)	51,425	*
Gail Maderis, M.B.A.(8)	52,271	*
Mijia (Bob) Wu, M.B.A. (9)	55,241	*
Xiaoyan (Henry) Liu(10)	7,622	*
Xinzhou (Paul) Li(2)	—	*
Yonghao (Carl) Ma, Ph.D.(11)	13,466	*
Todd Zavodnick, M.B.A.(12)	22,519	*
All directors and executive officers as a group (10 persons)	2,010,229	12.4%

*     Less than one percent (1%).

(1)

The address for each director and officer of NovaBay listed is c/o NovaBay Pharmaceuticals, Inc., 2000 Powell Street, Suite 1150, Emeryville, CA 94608. Number of shares beneficially owned and percent of class is calculated in accordance with SEC rules. A beneficial owner is deemed to beneficially own shares the beneficial owner has the right to acquire within 60 days of April 17, 2017. For purposes of calculating the percent of class held by a single beneficial owner, the shares that such beneficial owner has the right to acquire within 60 days of April 17, 2017 are also deemed to be outstanding; however, such shares are not deemed to be outstanding for purposes of calculating the percentage ownership of any other beneficial owner.

(2)

Director Xinzhou (Paul) Li is Chairman and Executive Director of China Pioneer Pharma and Director of Pioneer Hong Kong. Mr. Li disclaims beneficial ownership of the shares of the Company common stock held by China Pioneer Pharma and Pioneer Hong Kong. China Pioneer Pharma has sole voting and sole investment power with respect to 24,327 of these shares. In addition, China Pioneer Pharma and Pioneer Hong Kong (by virtue of its indirect ownership by China Pioneer Pharma (discussed below)), share voting power and share investment power over the remaining 5,188,421 shares. Pioneer Hong Kong is a wholly-owned subsidiary of China Pioneer Pharma. The address for Pioneer Hong Kong is: Flat 2605, 26/F Trendy Centre, 682 Castle Peak Road, Lai Chi Kok, Kowloon, Hong Kong.

(3)	Mr. Fu holds sole voting power and sole investment power over all 3,983,304 shares.

(4)

Includes (i) 988,945 shares held directly by Mr. Sieczkarek (with sole voting power over 988,945 shares, shared voting power over no shares, sole investment power over 988,945 shares and shared investment power over no shares), and (ii) 486,632 shares of common stock issuable upon exercise of outstanding options which are exercisable as of April 17, 2017, or within 60 days after such date.

(5)

Includes (i) 5,750 shares of common stock held directly by Mr. Paulson (with sole voting power over 5,750 shares, shared voting power over no shares, sole investment power over 5,750 shares and shared investment power over no shares), and (ii) 189,588 shares issuable upon exercise of outstanding options which are exercisable as of April 17, 2017, or within 60 days after such date.

(6)

Includes (i) 3,405 shares of common stock held directly by Mr. Hall (with sole voting power over 3,405 shares, shared voting power over no shares, sole investment power over 3,405 shares and shared investment power over no shares), and (ii) 133,365 shares issuable upon exercise of outstanding options which are exercisable as of April 17, 2017, or within 60 days after such date.

(7)

Includes (i) 1,686 shares held by the Paul Freiman and Anna Mazzuchi Freiman Trust, of which Mr. Freiman and his spouse are trustees (with sole voting power over 625 shares, shared voting power over 1,061 shares, sole investment power over no shares and shared investment power over 1,686 shares), and (ii) 49,739 shares issuable upon exercise of outstanding options which are exercisable as of April 17, 2017, or within 60 days after such date.

(8)

Reflects 52,271 shares issuable upon exercise of outstanding options which are exercisable as of April 17, 2017, or within 60 days after such date. The right to exercise these stock options is held by the Gail J. Maderis Revocable Trust dated April 7, 2013.

(9)

Includes (i) 47,619 shares of common stock held directly by Mr. Wu (with sole voting power over 47,619 shares, shared voting power over no shares, sole investment power over 47,619 shares and shared investment power over no shares), and (ii) 7,622 shares issuable upon exercise of outstanding options which are exercisable as of April 17, 2017, or within 60 days after such date. As Non-Executive Director of China Pioneer Pharma, Mr. Wu disclaims beneficial ownership of the shares of the Company common stock held by China Pioneer Pharma and Pioneer Hong Kong. See Note (2) above for shares of the Company owned by China Pioneer Pharma and Pioneer Hong Kong.

(10)	Reflects 7,622 shares issuable upon exercise of outstanding options which are exercisable as of April 17, 2017, or within 60 days after such date.

(11)	Reflects 13,466 shares issuable upon exercise of outstanding options which are exercisable as of April 17, 2017, or within 60 days after such date.

(12)	Reflects 22,519 shares issuable upon exercise of outstanding options which are exercisable as of April 17, 2017, or within 60 days after such date.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2016, with respect to shares of our common stock that may be issued under existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance under Equity Compensation Plans (excluding some securities reflected in first column)
Equity compensation plans approved by security holders(1)	1,505,171	$8.33	813,315
Equity compensation plans not approved by security holders	—	$—	—
Total	1,505,171	$8.33	813,315

(1)

Consists of our 2002 Plan, 2005 Plan and 2007 Plan. No additional option grants are being made under the 2002 Plan and the 2005 Plan. The 2007 Plan became effective in October 2007, and 68,587 shares were reserved for issuance under that plan at December 31, 2016. An additional 139,449 shares and 610,774 shares were added to the 2007 Plan in January 2016 and January 2017, respectively, pursuant to the Evergreen Provision of the 2007 Plan.

CERTAIN RELATIONSHIPS

AND RELATED TRANSACTIONS

The Company’s Audit Committee has the responsibility of reviewing any possible related party transactions. In conducting its review, the Audit Committee applies the principles of the Company’s Code of Conduct and Ethics and its Conflict of Interest Policy to: (a) the relationship of the related persons to the transaction; (b) the relationship between the Company and the related persons; (c) the importance of the interest to the related persons; and (d) the amount involved in the transaction. Since December 31, 2015, there has not been any transaction, nor is there any proposed transaction, in which NovaBay was a participant, and in which a “related party” of NovaBay had or is expected to have a direct or indirect material interest, in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent (1%) of the average of NovaBay’s total assets at the end of the last two (2) completed fiscal years, that would require disclosure in this Proxy Statement, except for the following:

January 2016 Bridge Loan (Paid Off as of August 2016)

In August 2016, the Company fully paid off a series of agreements pursuant to a bridge loan (the “Loan”) facilitated by China Kington. In connection with the Loan, in December 2015 and January 2016, NovaBay issued five (5) promissory notes (the “Notes”) payable to Mr. Sieczkarek (for his $199,000 loan), The Gail J. Maderis Revocable Trust on behalf of Ms. Maderis (for her $71,000 loan), Dr. T. Alex McPherson (for his $20,000 loan), Mr. Fu (for his $1,365,000 loan), and Pioneer Pharma (Singapore) Pte. Ltd. (“Pioneer Singapore”) (for its $1,365,000 loan) (collectively, the parties being the “Lenders”), who loaned the Company an aggregate of $3,020,000.

The proceeds from the Notes were to be used for general corporate purposes, with minimum quarterly payments of principal and interest beginning on March 31, 2016 and continuing on the last day of each June, September, December and March thereafter. The entire principal sum and any and all accrued and unpaid interest was payable in full upon the Company’s next financing. The Notes paid interest at a rate of six percent (6%) per annum and could be prepaid in whole or in part at any time without premium or penalty. China Kington agreed to facilitate the Loan (in accordance with the terms of a collateral agency and intercreditor agreement entered into on December 30, 2015 between China Kington and the Lenders), in consideration for which the Company agreed to the following: (1) the grant of a first right of refusal for China Kington (or its designee that shall be acceptable to the Company in its reasonable discretion) to lead financings for the Company for a period that is the shorter of two (2) years or the day that the Company’s cash flow has been equal to or greater than $0 in each month for three (3) consecutive months, subject to certain limitations; (2) the participation of Mr. Sieczkarek as a Lender for the Loan; (3) the participation of the Company’s Board, management and investors that the Board and management provide, to contribute an aggregate nine percent (9%) of funds in the Company’s next financing; and (4) the appointment of two new members to the Company’s Board. Pursuant to the agreement that China Kington appoint two (2) new members to the Company’s Board and as described in further detail under “Proposal One” above, China Kington nominated, and our Board appointed, Mr. Wu as a Class I director and Mr. Liu as a Class III director. Because Mr. Wu is the Managing Director of China Kington, China Kington became a related party upon his appointment to the Company’s Board of Directors.

As of the August 2016 second tranche closing of the April 2016 Offering discussed below, the Company had paid off the Loan in full.

February 2016 Offering

On February 16, 2016, the Company entered into three securities purchase agreements for the sale of an aggregate of 1,518,567 shares of the Company’s common stock to accredited investors, at an aggregate purchase price of $2,830,804. The Company entered into the first purchase agreement with Mr. Fu, pursuant to which the Company agreed to issue and sell to Mr. Fu, subject to customary closing conditions, 696,590 shares of Company common stock at $1.81 per share (which was a five percent (5%) discount to the closing price of the Company’s common stock on the date of the Fu securities purchase agreement), for an aggregate amount of $1,260,828. The Company entered into the second purchase agreement with Pioneer Singapore, pursuant to which the Company agreed to issue and sell to Pioneer Singapore, subject to customary closing conditions, 696,590 shares of Company common stock at $1.91 per share (no discount offered; $1.91 was the per share price of the Company’s common stock on the date of the Pioneer Singapore securities purchase agreement), for an aggregate amount of $1,330,487. The Company entered into the third purchase agreement with Mr. Sieczkarek, pursuant to which the Company agreed to issue and sell to Mr. Sieczkarek, subject to customary closing conditions, 125,387 shares of Company common stock at $1.91 per share (no discount offered; $1.91 was the per share price of the Company’s common stock on the date of Mr. Sieczkarek’s securities purchase agreement), for an aggregate amount of $239,489.

China Kington served as placement agent in exchange for a commission equal to six percent (6%) of the gross proceeds received by the Company pursuant to purchases by certain non-U.S. investors domiciled outside the United States (“Non-U.S. Investors”), including Mr. Fu and Pioneer Singapore. The material relationships among the Company, Pioneer Singapore, Mr. Fu, and China Kington are described above in greater detail under “January 2016 Bridge Loan.”

April 2016 Offering

On April 4, 2016, the Company entered into a securities purchase agreement for the sale of an aggregate of 6,173,299 shares of Company common stock and warrants exercisable for 3,086,651 shares to accredited investors for an aggregate purchase price of $11,791,000 (the “April 2016 Offering”). For every one (1) share purchased at $1.91 per share, each purchaser received a warrant to purchase one-half a share, with such warrants having a four (4)-year term and an exercise price of $1.91, callable by the Company if the closing price of the Company’s common stock, as reported on the NYSE MKT, is $4.00 or greater for five (5) sequential trading days. The purchasers included Pioneer Singapore (which agreed to purchase 2,617,802 shares and 1,308,902 warrants), Mr. Fu (who agreed to purchase 1,937,173 shares and 968,587 warrants), and the Company’s CEO and Chairman of the Board, Mr. Sieczkarek (who agreed to purchase 523,560 shares and 261,780 warrants). (Subsequently, on December 9, 2016, Pioneer Singapore transferred all of its holdings of the Company’s securities, which consisted of 5,188,421 shares, to Pioneer Hong Kong for no consideration as part of an internal corporate reorganization.)

The offering closed in two (2) tranches, the first tranche of which closed on May 6, 2016, and consisted of 4,079,058 shares of Company common stock and warrants to purchase 2,039,530 shares of Company common stock at an aggregate subscription price of $7,791,000 paid by nine (9) accredited investors (including Mr. Sieczkarek, Mr. Fu, and Pioneer Singapore). Upon closing the first tranche on May 6, 2016, the Company used $2.5 million of the proceeds to repay the principal on the Notes issued to the Lenders in connection with the Loan.

The second tranche involving three (3) accredited investors (Mr. Sieczkarek, Mr. Fu and Pioneer Singapore) closed on August 1, 2016, and consisted of 2,094,241 shares of Company common stock and warrants to purchase 1,047,121 shares of Company common stock. China Kington served as placement agent in exchange for a commission equal to six percent (6%) of the gross proceeds received by the Company upon the closing of purchases by certain Non-U.S. Investors, including purchases made by Pioneer Singapore and Mr. Fu. The aggregate subscription price required by the Company in the second tranche was $4.0 million, $520,000 of which was used to repay the remaining balance of the Loan (paying off the Loan in full as of the August 1, 2016 closing date). Such second tranche sales were $3.5 million in the aggregate, resulting in an aggregate commission to China Kington of $210,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, our directors and officers and any persons holding more than ten percent (10%) of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to report in this Proxy Statement any failure to file by these dates.

In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers and ten percent (10%) stockholders. Based solely on our review of copies of the reports on the Section 16(a) forms received by us with respect to the fiscal year ended December 31, 2016, and the written representations received from the reporting persons that no other reports were required, we believe that all directors, executive officers and persons who own more than ten percent (10%) of our common stock have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section, with the exception of four (4) late Forms 4 as follows:

(1)	Mr. Sieczkarek, relating to the acquisition, on May 9, 2016, of 130,890 warrants at $1.91 per share, pursuant to the April 2016 Offering;

(2)	Mr. Sieczkarek, relating to the acquisition, on May 9, 2016, of 261,780 shares of Company common stock at $1.91 per share, pursuant to the April 2016 Offering;

(3)	Mr. Fu, relating to the acquisition, on May 9, 2016, of 968,587 warrants at $1.91 per share and 1,937,173 shares of Company common stock at $1.91 per share, pursuant to the April 2016 Offering; and

(4)

Pioneer Singapore, relating to the acquisition, on May 9, 2016, of 654,451 warrants at $1.91 per share and 1,308,901 shares of Company common stock at $1.91 per share, pursuant to the April 2016 Offering.

ANNUAL REPORT

Our Company’s Internet address, located at www.novabay.com, includes electronic files of this Proxy Statement and our Annual Report, as well as our other SEC filings. For those stockholders who do not participate in electronic delivery of proxy materials, a copy of our Annual Report (excluding the exhibits thereto) accompanies this Proxy Statement, the Notice, the proxy card and other proxy materials being mailed to all stockholders. Stockholders may obtain a copy of the Annual Report and any of our other filings with the SEC, without charge, by writing to: Corporate Secretary, NovaBay Pharmaceuticals, Inc., 2000 Powell Street, Suite 1150, Emeryville, California 94608. The Annual Report (including the exhibits thereto) is also available on the SEC’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF
STOCKHOLDER PROPOSALS OR NOMINATIONS

Due Date for Stockholder Proposals and Nominations for Next Year’s Annual Meeting

Under applicable SEC rules, to be considered for inclusion in our proxy materials next year, your proposal must be submitted by December 22, 2017; however, if NovaBay’s 2018 Annual Meeting of Stockholders is held on a date more than 30 calendar days from June 2, 2018, then the deadline will be a reasonable time prior to the time we begin to print, mail or electronically deliver our proxy materials. All stockholder proposals must comply with applicable rules and regulations adopted by the SEC.

Pursuant to our Bylaws, if you wish to submit a proposal to be included in next year’s proxy materials or nominate a director, you must do so no earlier than the close of business on the 120th day, and not later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting (for next year’s 2018 annual meeting, these dates would be February 2, 2018 and March 4, 2018, respectively); provided, however, that in the event that the date of the 2018 Annual Meeting of Stockholders is held more than 30 days prior to or more than 30 days after June 2, 2018, your notice must be delivered not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2018 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2018 Annual Meeting of Stockholders is first made. Stockholders are also advised to review the Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Stockholder proposals must be in writing and should be addressed to our Corporate Secretary, at our principal executive offices at 2000 Powell Street, Suite 1150, Emeryville, California 94608. It is recommended that stockholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested, to provide proof of timely receipt. The presiding officer of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Bylaws and conditions established by the SEC.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two (2) or more stockholders sharing the same address (and who do not receive electronic delivery of proxy materials) by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

For those who receive proxy materials by mail, a single proxy statement may be delivered to multiple stockholders sharing an address and unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other nominee or NovaBay that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker, bank or other nominee or NovaBay that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future, you may (1) notify your broker, bank or other nominee or (2) direct your written request to our Corporate Secretary, NovaBay Pharmaceuticals, Inc., 2000 Powell Street, Suite 1150, Emeryville, California 94608, (510) 899-8800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee or NovaBay using the above information. In addition, NovaBay will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER BUSINESS

The Board is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board may recommend. The proxy grants the proxy holders discretionary authority to vote on any such other matters properly brought before the Annual Meeting.

April 21, 2017	By Order of the Board of Directors,

/s/ Mark M. Sieczkarek
Mark M. Sieczkarek Chairman of the Board

ANNEX A

NovaBay Pharmaceuticals, Inc.
2007 OMNIBUS INCENTIVE PLAN
(as amended on April 19, 2008, March 21, 2012, May 16, 2016 and January 23, 2017)

Section 1.          Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to continue in the Company’s employ or service and to afford such persons an opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company.

Section 2.          Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)       “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)       “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c)       “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)       “Board” shall mean the Board of Directors of the Company.

(e)       “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)       “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director” and an “Outside Director.”

(g)       “Company” shall mean NovaBay Pharmaceuticals, Inc., a California corporation, and any successor corporation.

(h)       “Covered Employee” means an employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(i)        “Director” shall mean a member of the Board, including any Non-Employee Director.

(j)        “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)       “Eligible Person” shall mean any employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.

(l)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)      “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the American Stock Exchange, the closing price of one Share as reported on the American Stock Exchange on such date or, if the American Stock Exchange is not open for trading on such date, on the most recent preceding date when it is open for trading.

(n)       “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(o)       “Insider” shall mean (i) an insider (as defined in Section 1 of the Securities Act (Ontario)), except that a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary or an affiliate (as defined in Sections 1(2) and 1(4), respectively, of the Securities Act (Ontario)) of the Company shall not be an insider for purposes hereof, unless such director or senior officer: (1) in the ordinary course receives or has access to information as to material facts or material changes concerning the Company before the material facts or material changes are generally disclosed, (2) is a director or senior officer of a major subsidiary (as defined in National Instrument 55-101 - Insider Reporting Exemptions) or (3) is an insider of the Company in a capacity other than as a director or senior officer of the subsidiary or affiliate of the Company; and (ii) an associate (as defined in Section 1(1) of the Securities Act (Ontario)) or affiliate of any person who is an insider by virtue of the preceding clause (i).

(p)       “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 (which term “Non-Employee Director” is defined in this paragraph for purposes of the definition of “Committee” only and is not intended to define such term as used elsewhere in the Plan).

(q)       “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(r)        “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(s)       “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

(t)        “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

(u)       “Outside Director” shall mean any Director who is an “outside director” within the meaning of Section 162(m) of the Code.

(v)       “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(w)      “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(x)       “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total shareholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(y)      “Permanent Disability” shall mean the inability of Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

(z)       “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(aa)     “Plan” shall mean the NovaBay Pharmaceuticals, Inc. 2007 Omnibus Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(bb)     “Qualified Performance Based Award” shall have the meaning set forth in Section 6(d) of the Plan.

(cc)     “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(dd)     “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or evidencing the right to receive a cash payment equal to the Fair Market Value of a Share if explicitly so provided in the Award Agreement) at some future date.

(ee)     “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(ff)      “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(gg)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(hh)     “Service” shall mean the Participant’s performance of services for the Company (or any Affiliate) in the capacity of an employee, officer, consultant, independent contractor or director.

(ii)      “Share” or “Shares” shall mean a share or shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(jj)       “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.          Administration

(a)       Power and Authority of the Committee. The Plan shall be administered by the Committee. Any Awards made to members of the Committee, however, should be authorized by a disinterested majority of the Board. Subject to the express provisions of the Plan and to applicable law and other applicable stock exchange rules, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

(b)     Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, but only to the extent it would not cause a loss of any benefits under Section 162(m).

(c)      Delegation of Duties. To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Eligible Persons other than (i) executives of the Company who are subject to Section 16 of the Exchange Act, (ii) Covered Employees, or (iii) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3(c) shall serve in such capacity at the pleasure of the Board or Committee that created the same.

Section 4.          Shares Available for Awards

(a)      Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan as of January 23, 2017 shall be 2,318,486. Such 2,318,486 shares includes an automatic annual increase made on the first day of each of the Company’s fiscal years beginning on January 1, 2009 and ending on January 1, 2017 equal to (i) four percent (4%) of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year or (ii) such lesser number of shares of Common Stock than provided for in Section 4(a)(i) as determined by the Board.1 Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 2,318,486, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 2,318,486, subject to adjustment as provided in Section 4(c) of the Plan.

[1]

Such prior automatic increase amounts include 610,774 shares for the fiscal year beginning on January 1, 2017. For the avoidance of doubt, all share numbers in this Section 4(a) have also been adjusted to reflect the following: (i) the 1:2 reverse split of the Shares effected in August 2007; and (ii) the 1:25 reverse split of the Shares effected in December 2015.

(b)      Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)      Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Notwithstanding the forgoing, any adjustments made pursuant to this Section 4(c) shall be subject to any prior approvals as may be required of any relevant stock exchanges on which the Company’s securities are then traded or any other applicable regulatory authorities.

(d)      Section 162(m) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan which is intended to represent “qualified performance based compensation” within the meaning of Section 162(m) of the Code, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year.

Section 5.          Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.          Awards

(a)       Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)       Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)        Option Term. The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(iii)      Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee shall have the discretion to grant Options that are exercisable for unvested Shares. Should the Participant’s Service cease while the Shares issued upon the early exercise of the Participant’s Options are still unvested, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share determined by the Committee. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Award Agreement. Any repurchases must be made in compliance with the relevant provisions of California law.

(iv)        Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)     The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)     All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(C)     Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D)     The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E)     Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)      Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)      Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)     Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)     Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

(iii)     Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a director, as the case may be (all as determined under criteria established by the Committee), during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)     Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (a “Qualified Performance Based Award”). Qualified Performance Based Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Qualified Performance Based Awards to the extent required by Section 162(m).

(e)      Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f)       Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Other Stock Grant may have such terms and conditions as the Committee shall determine.

(g)      Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(h)      General.

(i)     Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law and any applicable stock exchange rules.

(ii)     Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)     Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)     Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may, at any time that such Participant holds such Option, transfer a Non-Qualified Stock Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act), provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)      Black-Out Periods. Except for Incentive Stock Options issued pursuant to Section 6(a)(iv), if an Award expires during, or within five business days after, a trading black-out period imposed by the Company to restrict trades in the Company’s securities, then, notwithstanding any other provision of the Plan, the Award shall expire ten business days after the trading black-out period is lifted by the Company.

(vi)      Term of Awards. Subject to Sections 6(a)(iv)(C) and 6(h)(v), the term of each Award shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(vii)     Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange. No Shares or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system on which Common Stock is then traded, including the American Stock Exchange and the Toronto Stock Exchange. No Shares shall be issued or delivered pursuant to the Plan if doing so would violate any internal policies of the Company.

(viii)     Prohibition on Repricing. Except as provided in Section 4(c) of the Plan, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or grant price and no Option or Stock Appreciation Right shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise or grant price, without the approval of the shareholders of the Company.

Section 7.          Amendment and Termination; Adjustments

(a)      Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)      violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

(ii)     causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii)     increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv)     permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(h)(vii) of the Plan;

(v)     would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code; or

(vi)     increase the aggregate number of Common Shares in respect of which Awards have been granted and remain outstanding so as to result in: (A) the number of Common Shares reserved for issuance to Insiders pursuant to Awards exceeding 10% of the issued and outstanding Common Shares or (B) the issuance to Insiders pursuant to Awards, within a one-year period, of a number of Common Shares exceeding 10% of the issued and outstanding Common Shares.

(b)      Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Qualified Performance Based Award in such a manner as to cause such Award not to constitute “qualified performance based compensation” within the meaning of Section 162(m) of the Code. Notwithstanding the forgoing, no amendments shall be made to any granted Awards to (i) reduce the exercise price of Option, or cancel and reissue any Options so as to in effect reduce the exercise price of Options, for the benefit of Insiders or (ii) extend the termination date beyond the original expiration date for the benefit of Insiders without first obtaining approval of the shareholders in accordance with the requirements of applicable stock exchange rules; and no action shall be taken with respect to granted Options without the consent of the optionee, unless the Board determines that such action does not materially alter or impair such Option.

(c)      Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.          Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations). The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.          General Provisions

(a)       No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)       Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)       Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)       No Rights of Shareholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e)        No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)        No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or service at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)       Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of California.

(h)       Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)        No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)        Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k)       No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)        Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)      Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(n)       Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable Canadian securities laws, the requirements of any applicable stock exchange and the California General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10.       Effective Date of the Plan

The Plan became effective on October 24, 2007.

Section 11.       Term of the Plan

No Award shall be granted under the Plan after (a) the March 15, 2017 or (b) any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

ANNEX B

NOVABAY PHARMACEUTICALS, INC.

2017 OMNIBUS INCENTIVE PLAN

Section 1.         Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to continue in the Company’s employ or service and to afford such persons an opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company.

Section 2.         Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)       “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)       “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c)       “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan which may, but is not required to be, transmitted electronically to any Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)       “Board” shall mean the Board of Directors of the Company.

(e)       “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)       “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director” and an “Outside Director.”

(g)       “Company” shall mean NovaBay Pharmaceuticals, Inc., a Delaware corporation, and any successor corporation.

(h)       “Covered Employee” means an employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.

(i)        “Director” shall mean a member of the Board, including any Non-Employee Director.

(j)        “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)       “Eligible Person” shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.

(l)        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)      “Effective Date” shall mean the date the Plan is approved by the Company’s shareholders.

(n)      “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on an established stock exchange, the closing price of one Share as reported on such exchange on such date or, if such exchange is not open for trading on such date, on the most recent preceding date when it is open for trading.

(o)       “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(p)       “Insider” shall mean an Eligible Person who is an “insider” within the meaning of Section 16 of the Exchange Act, including an officer, director or a direct or indirect beneficial owner of more than ten percent (10%) of any class of any equity security of the Company.

(q)      “Negative Discretion” shall mean discretion to be applied by the Committee to eliminate or reduce the amount of a Qualified Performance Based Award; provided that the exercise of such discretion would not cause the Qualified Performance Based Award to fail to qualify as “qualified performance based compensation” under Section 162(m).

(r)        “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 (which term “Non-Employee Director” is defined in this paragraph for purposes of the definition of “Committee” only and is not intended to define such term as used elsewhere in the Plan).

(s)       “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(t)        “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(u)       “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

(v)       “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

(w)      “Outside Director” shall mean any Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulation Section 1.162-27(e)(3) or any successor to such statute and regulation.

(x)        “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(y)       “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(z)       “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total shareholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day (or if shorter, within the maximum period allowed under Section 162(m)) of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(aa)     “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Qualified Performance Based Award or a Performance Award.

(bb)     “Permanent Disability” shall mean the inability of Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more; provided, however, for purposes of determining the term of an Incentive Stock Option, the term “Permanent Disability” shall have the meaning ascribed to “disability” under Section 22(e)(3) of the Code.

(cc)     “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(dd)     “Prior Plan” shall mean the NovaBay Pharmaceuticals, Inc. 2007 Omnibus Incentive Plan (as amended on April 19, 2008, March 21, 2012, May 16, 2016, and January 23, 2017).

(ee)     “Plan” shall mean the NovaBay Pharmaceuticals, Inc. 2017 Omnibus Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(ff)       “Qualified Performance Based Award” shall have the meaning set forth in Section 6(d) of the Plan.

(gg)     “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(hh)     “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or evidencing the right to receive a cash payment equal to the Fair Market Value of a Share if explicitly so provided in the Award Agreement) at some future date.

(ii)       “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(jj)       “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(kk)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(ll)       “Service” shall mean the Participant’s performance of services for the Company (or any Affiliate) in the capacity of an employee, officer, consultant, independent contractor or director.

(mm)   “Share” or “Shares” shall mean a share or shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(nn)     “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.         Administration

(a)       Power and Authority of the Committee. The Plan shall be administered by the Committee. Any Awards made to members of the Committee, however, should be authorized by a disinterested majority of the Board. Subject to the express provisions of the Plan and to applicable law and other applicable stock exchange rules, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, or promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

(b)      Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, but only to the extent it would not cause a loss of any benefits under Section 162(m).

(c)      Delegation of Duties. To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Eligible Persons other than (i) executives of the Company who are subject to Section 16 of the Exchange Act, (ii) Covered Employees, or (iii) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3(c) shall serve in such capacity at the pleasure of the Board or Committee that created the same.

Section 4.         Shares Available for Awards

(a)       Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 2,318,486, plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning January 1, 2018 through January 1, 2027 equal to (i) four percent (4%) of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year or (ii) such lesser number of shares of Common Stock than provided for in Section 4(a)(i) as determined by the Board. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 2,318,486, plus the automatic annual increase described above, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 2,318,486, plus the automatic annual increase described above, subject to adjustment as provided in Section 4(c) of the Plan.

(b)      Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)      Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Notwithstanding the forgoing, any adjustments made pursuant to this Section 4(c) shall be subject to any prior approvals as may be required of any relevant stock exchanges on which the Company’s securities are then traded or any other applicable regulatory authorities.

(d)      Section 162(m) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan which is intended to represent “qualified performance based compensation” with the meaning of Section 162(m) of the Code, for more than one million (1,000,000) Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year. No Eligible Person shall be granted, during any one (1) calendar year period, Options and Stock Appreciation Rights with respect to more than one million (1,000,000) Shares (subject to adjustment as provided for in Section 4(c) of the Plan) in the aggregate.

(e)      Prior Plan. Pursuant to Section 11 of the Prior Plan, (i) no new awards may be granted under the Prior Plan after March 15, 2017, and (ii) all awards granted under the Prior Plan will remain outstanding and will continue to be governed by the Prior Plan.

Section 5.         Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.         Awards

(a)       Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine as set forth in an Award Agreement:

(i)      Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option.

(ii)      Option Term. The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than ten (10) years from the date of grant.

(iii)     Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, or promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee shall have the discretion to grant Options that are exercisable for unvested Shares. Should the Participant’s Service cease while the Shares issued upon the early exercise of the Participant’s Options are still unvested, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share determined by the Committee. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Award Agreement. Any repurchases must be made in compliance with the relevant provisions of Delaware law.

(iv)     Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options:

(A)     The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed One Hundred Thousand Dollars ($100,000).

(B)     All Incentive Stock Options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(C)     Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

(D)     The purchase price per Share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(D)     Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)      Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than one hundred (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)      Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)     Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)     Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

(iii)     Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a director, as the case may be (all as determined under criteria established by the Committee), during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)      Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such Performance Goals during such Performance Periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) (a “Qualified Performance Based Award”). Qualified Performance Based Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, such Performance Goals for the Performance Period have been met and, if so calculate and certify the amount of the Qualified Performance Based Awards for each Participant prior to payment of the Qualified Performance Based Awards to the extent required by Section 162(m). In determining the actual amount of each Participant’s Qualified Performance Based Award, the Committee may exercise Negative Discretion, if and when it deems appropriate, to reduce or eliminate (but not increase) the amount of the Qualified Performance Based Award.

(e)      Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f)       Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Other Stock Grant may have such terms and conditions as the Committee shall determine.

(g)      Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, or promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than one hundred percent (100%) of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(h)      General.

(i)     Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law and any applicable stock exchange rules.

(ii)     Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)     Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, or promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)     Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may, at any time that such Participant holds such Option, transfer a Non-Qualified Stock Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act), provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)     Black-Out Periods. Except for Incentive Stock Options issued pursuant to Section 6(a)(iv), if an Award expires during, or within five (5) business days after, a trading black-out period imposed by the Company to restrict trades in the Company’s securities, then, notwithstanding any other provision of the Plan, the Award shall expire ten (10) business days after the trading black-out period is lifted by the Company.

(vi)     Term of Awards. Subject to Sections 6(a)(iv)(C) and 6(h)(v), the term of each Award shall be fixed by the Committee at the time of grant, but shall not be longer than ten (10) years from the date of grant.

(vii)    Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange. No Shares or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system on which Common Stock is then traded. No Shares shall be issued or delivered pursuant to the Plan if doing so would violate any internal policies of the Company.

(viii)    Prohibition on Repricing. Except as provided in Section 4(c) of the Plan, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or grant price and no Option or Stock Appreciation Right shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise or grant price, without the approval of the shareholders of the Company.

Section 7.     Amendment and Termination; Adjustments

(a)      Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)     violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

(ii)     causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii)    increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv)     permits the award of Options or Stock Appreciation Rights at a price less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(h)(vii) of the Plan;

(v)     would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code; or

(vi)     increase the aggregate number of Common Shares in respect of which Awards have been granted and remain outstanding so as to result in: (A) the number of Common Shares reserved for issuance to Insiders pursuant to Awards exceeding ten percent (10%) of the issued and outstanding Common Shares or (B) the issuance to Insiders pursuant to Awards, within a one-year period, of a number of Common Shares exceeding 10% of the issued and outstanding Common Shares.

(b)      Amendments to Awards. The Committee may waive any conditions of, or rights of the Company under, any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Qualified Performance Based Award in such a manner as to cause such Award not to constitute “qualified performance based compensation” within the meaning of Section 162(m) of the Code. Notwithstanding the forgoing, no amendments shall be made to any granted Awards to (i) reduce the exercise price of any Option, or cancel and reissue any Options so as to in effect reduce the exercise price of Options, for the benefit of Insiders or (ii) extend the termination date beyond the original expiration date for the benefit of Insiders without first obtaining approval of the shareholders in accordance with the requirements of applicable stock exchange rules; and no action shall be taken with respect to granted Options without the consent of the optionee, unless the Board determines that such action does not materially alter or impair such Option.

(c)      Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.     Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations prior to the Company’s adoption of ASO 2016-09 (Compensation – Stock Compensation Topic 718 dated March, 2016). The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.     General Provisions

(a)       No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)      Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)      Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)      No Rights of Shareholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e)      No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)       No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or service at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)      Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(h)      Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)       No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)       Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k)      No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)       Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)     Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(n)      Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10.     Term of the Plan

No Award shall be granted under the Plan after (a) June 2, 2027, or (b) any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Date of Board Approval:	March 22, 2017

Date of Shareholder Approval:	June 2, 2017 (Effective Date of Plan)

NovaBay PHARMA

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

- Go to **www.investorvote.com/NBY**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals Two, Three and Four.

1. To elect the three (3) Class I directors named below to hold office until the 2020 Annual Meeting of Stockholders, or until their successors have been duly elected and qualified. Nominees standing for election:

Nominee	For	Withhold
01 - Todd Zavodnick	☐	☐
02 - Mark M. Sieczkarek	☐	☐
03 - Mijia (Bob) Wu	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title. If the stockholder is a partnership, please sign in the partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2017 Annual Meeting of Stockholders of NovaBay Pharmaceuticals, Inc. will be held on Friday, June 2, 2017 live via the internet at www.meetingcenter.io/262222240, at 9:00 a.m., Pacific Time. To access the virtual meeting online, you must have a Username, which is the 15 digit number in the shaded bar on the reverse side of this form. The password for this meeting is NBY2017.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

NovaBay PHARMA

PROXY — NOVABAY PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of NOVABAY PHARMACEUTICALS, INC. ("NovaBay") hereby appoints GAIL MADERIS and THOMAS J. PAULSON, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of NovaBay to be held on Friday, June 2, 2017, at 9:00 a.m. Pacific Time live via the Internet at www.meetingcenter.io/262222240 and at any adjournment or postponement thereof, and to vote all shares by the undersigned of NovaBay's common stock held of record on April 17, 2017, with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE AND FOR PROPOSALS TWO, THREE AND FOUR, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued and to be signed on the reverse side)